Exhibit 10.8



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                         ATLANTIC LIBERTY SAVINGS, F.A.
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                               401(k) Savings Plan

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              (As Amended and Restated Effective December 1, 1999,
            Including Provisions Effective Retroactive to January 1,
                       1997, and through January 1, 2001)
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

                                Table Of Contents


Table Of Contents          .................................................i

Introduction               .................................................1

Article I--  Definitions   .................................................3

Article II--  Eligibility and Participation................................14
         2.1      Eligibility..............................................14
         2.2      Ineligible Employees.....................................14
         2.3      Participation............................................14
         2.4      Termination of Participation.............................15
         2.5      Eligibility upon Reemployment............................15

Article III--  Contributions and Limitations on Contributions..............17
         3.1      Before-Tax Contributions.................................17
         3.2      Limitation on Before-Tax Contributions...................17
         3.3      Changes in Before-Tax Contributions......................20
         3.4      Matching Contributions...................................21
         3.5      Special Contributions....................................21
         3.6      Limitation on Matching Contributions.....................22
         3.7      Aggregate Limit; Multiple Use of Alternative
                    Limitation.............................................23
         3.8      Discretionary Employer Contributions.....................25
         3.9      Interest on Excess Contributions.........................25
         3.10     Payment of Contributions.................................26
         3.11     Rollover Contributions...................................27
         3.12     Section 415 Limits on Contributions......................27

Article IV--  Vesting and Forfeitures......................................32
         4.1      Vesting..................................................32
         4.2      Forfeitures..............................................33
         4.3      Vesting upon Reemployment................................34

Article V--   Trust Fund and Investment Accounts...........................35
         5.1      Trust Fund...............................................35
         5.2      Interim Investments......................................35
         5.3      Account Values...........................................35

Article VI--  Investment Directions, Changes of Investment Directions
                and Transfers Between Investment Accounts..................37
         6.1      Investment Directions....................................37
         6.2      Change of Investment Directions..........................37
         6.3      Transfers Between Investment Accounts....................37
         6.4      Employees Other than Participants........................37

Article VII--  Payment of Benefits.........................................39
         7.1      General..................................................39
         7.2      Non-Hardship Withdrawals.................................39

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         7.3      Hardship Distributions...................................40
         7.4      Distribution of Benefits Following Retirement Or
                    Termination of Service.................................43
         7.5      Payments upon Retirement or Disability...................43
         7.6      Payments upon Termination of Service for Reasons
                    Other Than
                  Retirement or Disability.................................45
         7.7      Payments Upon Death......................................46
         7.8      Direct Rollover of Eligible Rollover Distributions.......48
         7.9      Commencement of Benefits.................................49

Article VIII--  Loans to Participants......................................52
         8.1      Definitions and Conditions...............................52
         8.2      Loan Amount..............................................52
         8.3      Term of Loan.............................................52
         8.4      Operational Provisions...................................53
         8.5      Repayments...............................................54
         8.6      Default..................................................55
         8.7      Coordination of Outstanding Account and Payment
                    of Benefits............................................55

Article IX--  Administration...............................................57
         9.1      General Administration of the Plan.......................57
         9.2      Designation of Named Fiduciaries.........................57
         9.3      Responsibilities of Fiduciaries..........................57
         9.4      Plan Administrator.......................................58
         9.5      Committee................................................58
         9.6      Powers and Duties of the Committee.......................59
         9.7      Certification of Information.............................60
         9.8      Authorization of Benefit Payments........................60
         9.9      Payment of Benefits to Legal Custodian...................60
         9.10     Service in More Than One Fiduciary Capacity..............61
         9.11     Payment of Expenses......................................61

Article X--  Benefit Claims Procedure......................................62
         10.1     Definition...............................................62
         10.2     Claims...................................................62
         10.3     Disposition of Claim.....................................62
         10.4     Denial of Claim..........................................62
         10.5     Inaction by Plan Administrator...........................63
         10.6     Right to Full and Fair Review............................63
         10.7     Time of Review...........................................63
         10.8     Final Decision...........................................63

Article XI--  Amendment, Termination, and Withdrawal.......................64
         11.1     Amendment and Termination................................64
         11.2     Withdrawal from the Trust Fund...........................64

Article XII--  Top-Heavy Plan Provisions...................................65
         12.1     Introduction.............................................65

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         12.2     Definitions..............................................65
         12.3     Minimum Contributions....................................69
         12.4     Impact on Section 415 Maximum Benefits...................71
         12.5     Vesting..................................................71

Article XIII--  Miscellaneous Provisions...................................72
         13.1     No Right to Continued Employment.........................72
         13.2     Merger, Consolidation, or Transfer.......................72
         13.3     Nonalienation of Benefits................................72
         13.4     Missing Payee............................................72
         13.5     Affiliated Employers.....................................73
         13.6     Successor Employer.......................................73
         13.7     Return of Employer Contributions.........................73
         13.8     Adoption of Plan by Affiliated Employer..................73
         13.9     Construction of Language.................................74
         13.10    Headings.................................................74
         13.11    Governing Law............................................74

                                  Introduction


Effective as of January 1, 1986, Atlantic Liberty Savings F.A.("Employer") adopted the Atlantic Liberty Savings, F.A. Salary Reduction Plan ("Prior Plan").


Effective as of December 1, 1999, the Employer adopted resolutions wherein RSGroup Trust Company ("RTC") was named successor trustee and the Trust Agreement between the Employer and RTC ("Trust Agreement") was adopted.


Effective as of December 1, 1999, the Prior Plan is amended and restated in its entirety. The amended and restated plan shall be known as Atlantic Liberty Savings F.A. 401(k) Savings Plan ("Plan"), shall contain the terms and conditions set forth herein, and shall in all respects be subject to the provisions of the Trust Agreement which are incorporated herein and made a part hereof.


The Plan as amended and restated hereunder incorporates a cash or deferred arrangement under Section 401(k) of the Internal Revenue Code of 1986, as amended ("Code").


The Plan shall constitute a profit-sharing plan within the meaning of Section 401(a) of the Code, without regard to current or accumulated profits of the Employer, as provided in Section 401(a)(27) of the Code.


The Plan as amended and restated hereunder is generally effective December 1, 1999, the Restatement Date. However, certain provisions are effective on the earlier dates indicated within the Plan. These earlier, retroactive, provisions comply with all Internal Revenue Service legislation and regulations issued to date addressing tax-qualified plans, including the Uniformed Services Employment and Reemployment Rights Act of 1994, the Uruguay Round Agreements Act, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997 and the Restructuring and Reform Act of 1998 (commonly referred to as GUST II).


Subject to any amendments that may subsequently be adopted by the Employer prior to his Termination of Service, the provisions set forth in this Plan shall apply to an Employee who is in the employment of the Employer on or after December 1, 1999. Except to the extent specifically required to the contrary under the terms of this Plan, for terminations of employment prior to December 1, 1999, the rights and benefits of a former participant shall be determined in accordance with the provisions of the Prior Plan as in effect on the date of the former participant's termination of employment.


The Employer has herein restated the Plan with the intention that (a) the Plan shall at all times be qualified under Section 401(a) of the Code, (b) the Trust Agreement shall be tax-exempt under Section 501(a) of the Code, and (c) Employer contributions under the Plan shall be tax deductible under Section 404 of the Code. The provisions of the Plan and the Trust Agreement shall be construed to effectuate such intentions.

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Effective  January 1, 2001, the Plan is amended to meet the  requirements  for a
designed-based   "safe  harbor"   arrangement  under  Sections   401(k)(12)  and
401(m)(11) of the Code.





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                                   Article I--

                                   Definitions

The following words and phrases shall have the meanings hereinafter ascribed to them. Those words and phrases which have limited application are defined in the respective Articles in which such terms appear.


1.1 Accounts means the Before-Tax Contribution Account (including Special Contributions, if any), Matching Contribution Account, Discretionary Employer Contribution Account and Rollover Contribution Account established under the Plan on behalf of an Employee.


1.2 Actual Contribution Percentage means, prior to January 1, 2001, the ratio (expressed as a percentage) of the Matching Contributions under the Plan which are made on behalf of an Eligible Employee for the Plan Year to such Eligible Employee's compensation (as defined under Section 414(s) of the Code) for the Plan Year. An Eligible Employee's compensation hereunder shall include compensation receivable from the Employer for that portion of the Plan Year during which the Employee is an Eligible Employee, up to a maximum of one hundred sixty thousand dollars ($160,000) for the 1997, 1998 and 1999 Plan Years and one hundred seventy thousand dollars ($170,000) for the 2000 Plan Year, adjusted in multiples of ten thousand dollars ($10,000) for increases in the cost-of-living, as prescribed by the Secretary of the Treasury under Section 401(a)(17)(B) of the Code. With respect to Plan Years commencing prior to January 1, 1997, in determining compensation, the rules of Section 414(q)(6) of the Code applied except that the term "family" included only the Spouse and those lineal descendants of the Employee who had not attained age nineteen (19) before the close of the Plan Year.


1.3 Actual Deferral Percentage means, prior to January 1, 2001, the ratio (expressed as a percentage) of the sum of Before-Tax Contributions, and those Qualified Nonelective Contributions taken into account under the Plan for the purpose of determining the Actual Deferral Percentage, which are made on behalf of an Eligible Employee for the Plan Year to such Eligible Employee's compensation (as defined under Section 414(s) of the Code) for the Plan Year. An Eligible Employee's compensation hereunder shall include compensation receivable from the Employer for that portion of the Plan Year during which the Employee is an Eligible Employee, up to a maximum of one hundred sixty thousand dollars ($160,000) for the 1997, 1998 and 1999 Plan Years and one hundred seventy thousand dollars ($170,000) for the 2000 Plan Year, adjusted in multiples of ten thousand dollars ($10,000) for increases in the cost-of-living, as prescribed by the Secretary of the Treasury under
         Section 401(a)(17)(B) of the Code. With respect to Plan Years commencing prior to January 1, 1997, in determining compensation, the rules of Section 414(q)(6) of the Code applied except that the term "family" included only the Spouse and those lineal descendants of the Employee who had not attained age nineteen (19) before the close of the Plan Year.


1.4 Affiliated Employer means a member of an affiliated service group (as defined under Section 414(m) of the Code), a controlled group of corporations (as defined under Section 414(b) of the Code), a group of trades or businesses under common control (as defined under Section

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         414(c) of the  Code) of which the  Employer  is a member,  any  leasing organization (as defined under Section 414(n) of the Code) providing the services of Leased Employees to the Employer, or any other group provided for under any and all Income Tax Regulations promulgated by the Secretary of the Treasury under Section 414(o) of the Code.


1.5 Affiliated Service means employment with an employer during the period that such employer is an Affiliated Employer.


1.6 Average Actual Contribution Percentage means, prior to January 1, 2001, the average of the Actual Contribution Percentages of (a) the group comprised of Eligible Employees who are Highly Compensated Employees or
         (b) the group comprised of Eligible Employees who are Non-Highly Compensated Employees, whichever is applicable.


1.7 Average Actual Deferral Percentage means, prior to January 1, 2001, the average of the Actual Deferral Percentages of (a) the group comprised of Eligible Employees who are Highly Compensated Employees or (b) the group comprised of Eligible Employees who are Non-Highly Compensated Employees, whichever is applicable.


1.8 Before-Tax Contribution Account means the separate, individual account established on behalf of a Participant to which Before-Tax Contributions and Special Contributions if any, made on his behalf are credited, together with all earnings and appreciation thereon, and against which are charged any withdrawals, loans and other distributions made from such account and any losses, depreciation or expenses allocable to amounts credited to such account.


1.9      Before-Tax  Contributions  means the contributions of the Employer made
         in   accordance   with  the   Compensation   Reduction   Agreements  of
         Participants pursuant to Section 3.1.


1.10 Beneficiary means any person who is receiving or is eligible to receive a benefit under Section 7.7 of the Plan upon the death of an Employee or former Employee.


1.11 Board means the board of trustees, directors or other governing body of the Sponsoring Employer.


1.12 Code means the Internal Revenue Code of 1986, as amended from time to time.


1.13 Committee means the person or persons appointed by the Employer in accordance with Section 9.2(b).


1.14 Compensation means, prior to January 1, 2001, the base compensation receivable by an Employee from the Employer for the calendar year prior to any reduction pursuant to a Compensation Reduction Agreement. Base compensation shall include salary, Before-Tax Contributions, wages and wage continuation payments to an Employee who is absent due to illness or disability of a short-term nature, the amount of any Employer contributions under a flexible benefits program maintained by the

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         Employer  under Section 125 of the Code pursuant to a salary  reduction agreement entered into by the Participant under Section 125 of the Code or under a "qualified transportation fringe" benefit described in
         Section 132(f) of the Code, and shall exclude overtime, commissions, expense allowances, severance pay, fees, bonuses, contributions (other than Before-Tax Contributions) made by the Employer to the Plan, and contributions made by the Employer to any other pension, insurance, welfare, or other employee benefit plan.


         Commencing January 1, 2001, Compensation means an Employee's wages, salary, fees and other amounts defined as compensation in Section 415(c)(3) of the Code and Income Tax Regulations Sections 1.415-2(d)(2) and (3), received for personal services actually rendered in the course of employment with the Employer for the calendar year, prior to any reduction pursuant to a Compensation Reduction Agreement. Compensation shall include commissions, compensation based on profits, overtime, bonuses, wage continuation payments to an Employee absent due to illness or disability of a short-term nature, the amount of any Employer contributions under a flexible benefits program maintained by the Employer under Section 125 of the Code pursuant to a salary reduction agreement entered into by the Participant under Section 125 of the Code, or under a "qualified transportation fringe" benefit described in Section 132(f) of the Code, amounts paid or reimbursed by the Employer for Employee moving expenses (to the extent not deductible by the Employee), and the value of any nonqualified stock option granted to an Employee by the Employer (to the extent includable in gross income for the year granted). Compensation does not include contributions made by the Employer to any other pension, deferred compensation, welfare or other employee benefit plan, amounts realized from the exercise of a nonqualified stock option or the sale of a qualified stock option, and other amounts which receive special tax benefits.


         Commencing January 1, 1997, Compensation shall not exceed one hundred sixty thousand dollars ($160,000) for the 1997, 1998 and 1999 Plan Years and one hundred seventy thousand dollars ($170,000) for the 2000 and 2001 Plan Years, adjusted in multiples of ten thousand dollars ($10,000) for increases in the cost-of-living, as prescribed by the Secretary of the Treasury under Section 401(a)(17)(B) of the Code. For purposes of this Section 1.14, if the Plan Year in which a
         Participant's Compensation is being made is less than twelve (12) calendar months, the amount of Compensation taken into account for such Plan Year shall be the adjusted amount, as prescribed by the Secretary of the Treasury under Section 401(a)(17) of the Code, for such Plan Year multiplied by a fraction, the numerator of which is the number of months taken into account for such Plan Year and the denominator of which is twelve (12). In determining the dollar limitation hereunder, compensation received from any Affiliated Employer shall be recognized as Compensation. With respect to Plan Years commencing prior to January 1, 1997, in determining the dollar limitation hereunder, compensation received from any Affiliated Employer was recognized as Compensation and the rules of Section 414(q)(6) of the Code applied except that the term "family" included only the Spouse and those lineal descendants of the Employee who had not attained age nineteen (19) before the close of the Plan Year.

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1.15     Compensation   Reduction  Agreement  means  an  agreement  between  the
         Employer and an Eligible Employee whereby the Eligible Employee agrees to reduce his Compensation during the applicable payroll period by an amount equal to any whole percentage thereof, to the extent provided in
         Section 3.1, and the Employer agrees to contribute to the Trust Fund, on behalf of such Eligible Employee, an amount equal to the specified reduction in Compensation.


1.16 Disability means a physical or mental condition, determined after review of those medical reports deemed satisfactory for this purpose, which renders the Participant eligible for benefits under the Employer's long term disability plan.


1.17 Discretionary Employer Contribution Account means the separate, individual account established on behalf of an Eligible Employee to which Discretionary Employer Contributions, if any, are credited, together with all earnings and appreciation thereon, and against which are charged any withdrawals, loans and other distributions made from such account, as well as any losses, depreciation, or expenses allocable to amounts credited to such account.


1.18     Discretionary   Employer  Contributions  means  the  amounts,  if  any,
         contributed by the Employer on behalf of an Eligible Employee, pursuant to Section 3.8.


1.19 Early Retirement Date means the first day of any month coincident with or following the Participant's attainment of age fifty-five and the completion of five (5) Years of Service.


1.20     Effective Date means January 1, 1986.


1.21 Eligibility Computation Period means a twelve consecutive month period commencing on an Employee's Employment Commencement Date and each Plan Year thereafter. The succeeding twelve (12) consecutive month period begins with the Plan Year which commences prior to the first anniversary of the Employee's Employment Commencement Date regardless of whether the Employee is entitled to be credited with one thousand (1,000) Hours of Service during the initial Eligibility Computation Period.


1.22 Eligible Employee means an Employee who is eligible to participate in the Plan pursuant to the provisions of Article II.


1.23     Employee means any person employed by the Employer.


1.24 Employer means Atlantic Liberty Savings, F.A. and any Participating Affiliate or any successor organization which shall continue to maintain the Plan set forth herein.


1.25     Employer Resolutions means resolutions adopted by the Board.


1.26 Employment Commencement Date means the date on which an Employee first performs an Hour of Service for the Employer upon initial employment or, if applicable, upon reemployment.

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

1.27 ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time.


1.28     Forfeitures means any amounts forfeited pursuant to Section 4.2.


1.29     Hardship means the condition described in Section 7.3.


1.30 Highly Compensated Employee means, with respect to a Plan Year commencing January 1, 1997, an Employee or an employee of an Affiliated Employer who is such an Employee or employee during the Plan Year for which a determination is being made and who:


         (a) during the Plan Year immediately preceding the Plan Year for which a determination is being made, received compensation as defined under Section 414(q)(4) of the Code ("Section 414(q) Compensation") from the Employer, in excess of eighty thousand dollars ($80,000), and effective for the 2000 Plan Year, eighty five thousand dollars ($85,000), adjusted as prescribed by the Secretary of the Treasury under Section 415(d) of the Code, or


         (b) at any time during the Plan Year for which a determination is being made or at any time during the Plan Year immediately preceding the Plan Year for which a determination is being made, was a five-percent owner as described under Section 414(q)(2) of the Code.


         For purposes of subsection (a) above, Section 414(q) Compensation shall include (A) any elective deferral (as defined in Section 402(g)(3) of the Code, and (B) any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includable in the gross income of the Employee by reason of Section 125 or 457 of the Code.


         Highly Compensated Employee also means a former Employee who (A) incurred a Termination of Service prior to the Plan Year of the determination, (B) is not credited with an Hour of Service during the Plan Year of the determination and (C) satisfied the requirements of subsection (a) or (b) during either the Plan Year of his Termination of Service or any Plan Year ending coincident with or subsequent to the Employee's attainment of age fifty-five (55).


         Prior to January 1, 1997, if, during either the Plan Year of the determination or the preceding Plan Year, an Employee was a family member of either (1) a five-percent owner (as defined under Section 414(q)(3) of the Code), or (2) a Highly Compensated Employee who was among the ten (10) highly compensated Employees receiving the highest
         Section 414(q) Compensation from the Employer during such Plan Year, the Section 414(q) Compensation and the Accounts of the family member were aggregated with the Section 414(q) Compensation and the Accounts of such Highly Compensated Employee and the family member and the Highly Compensated Employee were treated as a single Employee. For purposes of this Section 1.30, family member included the Spouse, lineal ascendants and descendants of the Employee or former Employee and the spouse of a lineal ascendant or descendant.

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

         For purposes of this Section 1.30, if either (aa) the Plan Year for which a determination is being made or (bb) the Plan Year immediately preceding the Plan Year for which a determination is being made, is a short Plan Year, the determination shall be made for the twelve (12) month period which commences on the first day of such short Plan Year.


1.31     Hour of Service means the following:


         (a) each hour for which an Employee is directly or indirectly paid or entitled to payment, by the Employer for the performance of duties. These hours shall be credited to the Employee for the computation period or periods in which the duties are performed; and


         (b) each hour, for which an Employee is directly or indirectly paid or entitled to payment by the Employer for reasons (such as but not limited to vacation, sickness or disability) other than for the performance of duties (irrespective of whether the employment relationship has terminated). These hours shall be credited to the Employee for the computation period or periods in which the nonperformance of duties occur; and


         (c) each hour for which back pay, irrespective of mitigation of damage, has been either awarded or agreed to by the Employer. These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement, or payment was made. These same Hours of Service shall not be credited under both subsection (a) or subsection (b) and under this subsection (c).


         (d)      Hours of Service  shall be computed and credited in accordance
                  with  Section   2530.200b-2   of  the   Department   of  Labor
                  Regulations which are incorporated herein by reference.


         (e)      Hours of Service shall include Affiliated Service.


         Hours of Service for whom records are not maintained shall be determined on the assumption that each Employee has completed forty-five (45) Hours of Service per week for each week in which he would be required to be credited with at least one (1) Hour of Service.


1.32 Investment Accounts means any and all of the Plan investment accounts established for the purpose of investing contributions made to the Trust Fund in accordance with the provisions of the Trust Agreement. The property in which contributions to the Investment Accounts may be invested shall be specified in the Trust Agreement and the rights of the Trustee shall be established in accordance with the provisions of such Trust Agreement.

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

1.33 Leased Employee means, with respect to Plan Years commencing on and after January 1, 1997, any individual (other than an Employee of the Employer or an employee of an Affiliated Employer) who, pursuant to an agreement between the Employer or any Affiliated Employer and any other person ("leasing organization"), has performed services for the Employer or any Affiliated Employer on a substantially full-time basis for a period of at least one (1) year, and such services are performed under the primary direction of and control by the Employer or any Affiliated Employer. A determination as to whether a Leased Employee shall be treated as an Employee of the Employer or an Affiliated Employer shall be made as follows: a Leased Employee shall not be considered an Employee of the Employer if: (a) such employee is a participant in a money purchase pension plan providing (i) a nonintegrated Employer contribution rate of at least ten percent (10%) of compensation, as defined in Section 415(c)(3) of the Code, however, including amounts contributed pursuant to a compensation reduction agreement which are excludable from the employee's gross income under
         Section 125, Section 402(e)(3), Section 402(h)(1)(B) or Section 403(b) of the Code; (ii) immediate plan participation; and (iii) full and immediate vesting; and (b) Leased Employees do not constitute more than twenty percent (20%) of the Employer's Non-Highly Compensated Employees.


1.34 Matching Contribution Account means the separate, individual account established on behalf of a Participant to which the Matching Contributions and "matching contributions" from the Prior Plan, if any, made on such Participant's behalf after the Restatement Date are credited, together with all earnings and appreciation thereon, and against which are charged any withdrawals, loans and other distributions made from such account and any losses, depreciation or expenses allocable to amounts credited to such account.


1.35 Matching Contributions means the contributions made by the Employer pursuant to Section 3.4.


1.36     Named Fiduciaries means the Trustee and the Committee designated by the
         Sponsoring   Employer   to  control  and  manage  the   operation   and
         administration of the Plan.


1.37 Net Value means the value of an Employee's Accounts as determined as of the Valuation Date coincident with or next following the event requiring such determination.


1.38 Non-Highly Compensated Employee means, with respect to a Plan Year, an Employee who is not a Highly Compensated Employee. With respect to Plan Years commencing prior to January 1, 1997, Non-Highly Compensated Employee meant, with respect to a Plan Year, an Employee who was neither a Highly Compensated Employee nor a family member as provided in Section 414(q)(6) of the Code.


1.39     Normal Retirement Age means the date an Employee attains age sixty-five
         (65).


1.40 Normal Retirement Date means the first day of the month coincident with or next following the Participant's Normal Retirement Age.

1.41 One Year Break in Service means an Eligibility Computation Period during which the Employee did not complete more than five hundred (500) Hours of Service.


         For purposes of determining if an Employee incurred a One Year Break in Service, if an Employee is absent from employment for maternity or paternity reasons, such Employee shall receive credit for the Hours of Service which would otherwise have been credited to such Employee but for such absence but in no event shall more than five hundred (500) Hours of Service be credited during a computation period. Such credit shall be applied to the computation period during which such absence from employment first occurs, if such credit will prevent a One Year Break in Service, otherwise, such credit shall be applied to the immediately following computation period. An absence from employment for maternity or paternity reasons means an absence (a) by reason of pregnancy of the Employee, or (b) by reason of a birth of a child of the Employee, or (c) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.


1.42 Participant means an Eligible Employee who participates in accordance with the provisions of Section 2.3, and whose participation in the Plan has not been terminated in accordance with the provisions of Section 2.4.

1.43 Participating Affiliate means any corporation that is a member of a controlled group of corporations (within the meaning of Section 414(b) of the Code) of which the Sponsoring Employer is a member and any unincorporated trade or business that is a member of a group of trades or businesses under common control (within the meaning of Section
         414(c) of the Code) of which the Sponsoring Employer is a member, which, with the prior approval of the Sponsoring Employer and subject to such terms and conditions as may be imposed by such Sponsoring Employer and the Trustee, shall adopt this Plan in accordance with the provisions of Section 13.8 and the Trust Agreement. Such entity shall continue to be a Participating Affiliate until such entity terminates its participation in the Plan in accordance with Section 13.8.

1.44 Plan means the Atlantic Liberty Savings, F.A. 401(k) Savings Plan, as herein restated and as it may be amended from time to time.


1.45 Plan Administrator means the person or persons who have been designated as such by the Employer in accordance with the provisions of Section 9.4.


1.46     Plan Year means the calendar year.


1.47 Postponed Retirement Date means the first day of the month coincident with or next following a Participant's date of actual retirement which occurs after his Normal Retirement Date.


1.48 Prior Plan means the Atlantic Liberty Savings, F.A. Salary Reduction Plan as in effect on the date immediately preceding the Restatement Date.

1.49 Qualified Nonelective Contributions means contributions, other than Matching Contributions and Discretionary Employer Contributions, made by the Employer, which (a) Participants may not elect to receive in cash in lieu of their being contributed to the Plan; (b) are one hundred percent (100%) nonforfeitable when made; and (c) are not distributable under the terms of the Plan to Participants or their Beneficiaries until the earliest of:


         (i) the Participant's death, Disability or separation from service for other reasons;


         (ii) the Participant's attainment of age fifty-nine and one-half (59-1/2); or


         (iii)    termination of the Plan.


         Special   Contributions   defined  under  Section  1.54  are  Qualified
         Nonelective Contributions.


1.50     Restatement Date means December 1, 1999.


1.51 Retirement Date means the Participant's Normal Retirement Date, Early Retirement Date or Postponed Retirement Date, whichever is applicable.


1.52 Rollover Contribution means (a) a contribution to the Plan of money received by an Employee from a qualified plan or (b) a contribution to the Plan of money transferred directly from another qualified plan on behalf of the Employee, which the Code permits to be rolled over into the Plan.


1.53 Rollover Contribution Account means the separate, individual account established on behalf of an Employee to which his Rollover Contributions are credited together with all earnings and appreciation thereon, and against which are charged any withdrawals, loans and other distributions made from such account and any losses, depreciation or expenses allocable to amounts credited to such account.


1.54     Special  Contributions  means the  contributions  made by the  Employer
         pursuant  to  Section  3.5.   Special   Contributions   are   Qualified
         Nonelective Contributions as defined under Section 1 49.


1.55 Sponsoring Employer means Atlantic Liberty Savings, F.A., or any successor organization which shall continue to maintain the Plan set forth herein.


1.56 Spouse means a person to whom the Employee was legally married and which marriage had not been dissolved by formal divorce proceedings that had been completed prior to the date on which payments to the Employee are scheduled to commence.


1.57 Termination of Service means the earlier of (a) the date on which an Employee's service is terminated by reason of his resignation, retirement, discharge, death or Disability or (b) the first anniversary of the date on which such Employee's active service ceases for any other reason.

         Service in the Armed Forces of the United States of America shall not constitute a Termination of Service but shall be considered to be a period of employment by the Employer provided that (i) such military service is caused by war or other emergency or the Employee is required to serve under the laws of conscription in time of peace, (ii) the Employee returns to employment with the Employer within six (6) months following discharge from such military service and (iii) such Employee is reemployed by the Employer at a time when the Employee had a right to reemployment at his former position or substantially similar position upon separation from such military duty in accordance with seniority rights as protected under the laws of the United States of America. Notwithstanding any provision of the Plan to the contrary, effective December 12, 1994, contributions, benefits and calculation of Years of Eligibility Service with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.


         A leave of absence granted to an Employee by the Employer shall not constitute a Termination of Service provided that the Participant returns to the active service of the Employer at the expiration of any such period for which leave has been granted.


1.58 Trust Agreement means the agreement or agreements between the Employer and any Trustee pursuant to which the Trust Fund shall be held in trust.


1.59     Trust  Fund means the Plan  assets  held in  accordance  with the Trust
         Agreement.


1.60 Trustee means the RSGroup Trust Company, Portland Maine, or any successor trustee of the Plan.


1.61 Units means the units of measure of an Employee's proportionate undivided beneficial interest in one or more of the Investment Accounts, valued as of the close of business.


1.62     Valuation Date means each business day.


1.63     Vesting Computation Period means a Plan Year.


1.64 Year of Eligibility Service shall mean an Eligibility Computation Period during which the Employee completes at least one thousand (1,000) Hours of Service.


1.65 Year of Service means a Vesting Computation Period during which the Employee completes at least one thousand (1,000) Hours of Service.

                                  Article II--

                          Eligibility and Participation

2.1      Eligibility


         (a) Every Employee who was a Participant in the Prior Plan immediately prior to the Restatement Date shall continue to be a Participant on the Restatement Date.


         (b) Every other Employee who is not excluded under the provisions of Section 2.2, shall become an Eligible Employee upon satisfying each of the following conditions:


                  (i)      completion  of one (1) Year of  Eligibility  Service;
                           and


                  (ii)     attainment of age twenty-one (21).


         (c) For purposes of determining (i) if an Employee completed a Year of Eligibility Service and (ii) Years of Eligibility Service pursuant to Section 2.5, employment with an Affiliated Employer shall be deemed employment with the Employer.


         (d)      An Employee who otherwise  satisfies the  requirements of this
                  Section 2.1 and who is no longer excluded under the provisions of Section 2.2 shall immediately become an Eligible Employee.


2.2      Ineligible Employees


         The following classes of Employees are ineligible to participate in the
         Plan:


         (a)      Leased Employees;


         (b) Employees in a unit of Employees covered by a collective bargaining agreement with the Employer pursuant to which employee benefits were the subject of good faith bargaining and which agreement does not expressly provide that Employees of such unit be covered under the Plan; and


         (c) Employees who are nonresident aliens and who receive no income from sources within the United States of America.


2.3      Participation


         Participation in the Plan is voluntary with respect to an election for Before-Tax Contributions. An Eligible Employee may elect to make Before-Tax Contributions in accordance with Section 3.1, as of the first day of any payroll period of any calendar month following satisfaction of the eligibility requirements set forth in Section 2.1. In addition, an Eligible Employee will participate in the Plan upon satisfaction of the eligibility requirements set forth in Section 2.1, with respect to eligibility for (a) Special Contributions in accordance with Section 3.5 or (b) Discretionary Employer Contributions in accordance with Section 3.8.

         An election for Before-Tax Contributions shall be evidenced by completing and filing the form prescribed by the Committee not less than ten (10) days prior to the date participation is to commence. Such form shall include, but not be limited to, a Compensation Reduction Agreement, a designation of Beneficiary, and an investment direction as described in Section 6.1. By completing and filing such form, the
         Eligible  Employee  authorizes  the  Employer  to make  the  applicable payroll deductions from Compensation, commencing on the first applicable payday coincident with or next following the effective date of the Eligible Employee's election to participate. In the case of Special Contributions or Discretionary Employer Contributions, a Participant shall complete a form prescribed by the Committee, designating a Beneficiary and an investment direction as described in
         Section 6.1.


2.4      Termination of Participation


         Participation in the Plan shall terminate on the earlier of the date a Participant dies or the entire vested interest in the Net Value of such Participant's Accounts has been distributed.


2.5      Eligibility upon Reemployment


         If an Employee incurs a One Year Break in Service prior to satisfying the eligibility requirements of Section 2.1, service prior to such One Year Break in Service shall be disregarded and such Employee must satisfy the eligibility requirements of Section 2.1 as a new Employee.


         If an Employee incurs a One Year Break in Service after satisfying the eligibility requirements of Section 2.1 and:


         (a) if such Employee is not vested in any Matching Contributions and/or Discretionary Employer Contributions, incurs a One Year Break in Service and again performs an Hour of Service, the Employee shall receive credit for Hours of Service prior to a One Year Break in Service only if the number of consecutive One Year Breaks in Service is less than the greater of: (i) five (5) years or (ii) the aggregate number of such Employee's Years of Eligibility Service credited before his One Year Break in Service. If such former Employee's Years of Eligibility Service prior to his One Year Break in Service are recredited under this Section 2.5, such former Employee shall be eligible to participate immediately upon reemployment, provided such Employee is not excluded from participating under the provisions of Section 2.2. If such former Employee's Years of Eligibility Service prior to his One Year Break in Service are not recredited under this Section 2.5, such Employee must satisfy the eligibility requirements of Section
                  2.1 as a new Employee;

         (b) if such Employee is vested in any Matching Contributions and/or Discretionary Employer Contributions, incurs a One Year Break in Service and again performs an Hour of Service, the Employee shall receive credit for Years of Eligibility Service prior to his One Year Break in Service and shall be eligible to participate in the Plan immediately upon reemployment, provided such Employee is not excluded from participating under the provisions of Section 2.2.

                                  Article III--

                 Contributions and Limitations on Contributions

3.1      Before-Tax Contributions


         The Employer shall make Before-Tax Contributions for each payroll period in an amount equal to the amount by which a Participant's Compensation has been reduced with respect to such period under his Compensation Reduction Agreement. Subject to the limitations set forth in Sections 3.2 and 3.12, the amount of reduction authorized by the Eligible Employee shall be whole percentages and/or fractions thereof of Compensation and shall not be less than one percent (1%) nor greater than ten percent (10%). The Before-Tax Contributions made on behalf of a Participant shall be credited to such Participant's Before-Tax Contribution Account and shall be invested in accordance with Article VI of the Plan.


3.2      Limitation on Before-Tax Contributions


         The following Sections 3.2(a), (b), (c) and (d), below, shall apply with respect to Plan Years beginning prior to January 1, 2001.
         Thereafter, commencing January 1, 2001, the alternative method of meeting the non-discrimination requirements set forth in Section 401(k)(12) of the Code shall apply.


         (a) Commencing January 1, 1997, the percentage of Before-Tax Contributions made on behalf of a Participant who is a Highly Compensated Employee shall be limited so that the Average Actual Deferral Percentage for the group of such Highly Compensated Employees for the Plan Year does not exceed the greater of:


                  (i) the Average Actual Deferral Percentage for the group of Eligible Employees who were Non-Highly Compensated Employees for the preceding Plan Year multiplied by 1.25; or


                  (ii) the Average Actual Deferral Percentage for the group of Eligible Employees who were Non-Highly Compensated Employees for the preceding Plan Year multiplied by two (2), provided, that the difference in the Average Actual Deferral Percentage for eligible Highly Compensated Employees and eligible Non-Highly Compensated Employees does not exceed two percent (2%). Use of this alternative limitation shall be subject to the provisions of Income Tax Regulations issued under Code Section 401(m)(9) regarding the multiple use of the alternative limitation set forth in Sections 401(k) and 401(m) of the Code.


                  The preceding Plan Year testing method can only be modified if the Plan meets the requirements for changing to current Plan Year testing as set forth in Internal Revenue Service Notice 98-1, or any successor future guidance issued by the Internal Revenue Service.

                  The above subsections (i) and (ii) shall be subject to the distribution provisions of the last paragraph of Section 3.12(f).


                  If the Average Actual Deferral Percentage for the group of eligible Highly Compensated Employees exceeds the limitations set forth in the preceding paragraph, the amount of excess Before-Tax Contributions for a Highly Compensated Employee shall be determined by "leveling" (as hereafter defined), the highest Before-Tax Contributions made by Highly Compensated Employees until the Average Actual Deferral Percentage test for the group of eligible Highly Compensated Employees complies with such limitations. For purposes of this paragraph, "leveling" means reducing the Before-Tax Contribution of the Highly Compensated Employee with the highest Before-Tax Contribution amount to the extent required to:


                  (A)      enable  the  Average   Actual   Deferral   Percentage
                           limitations to be met, or


                  (B) cause such Highly Compensated Employee's Before-Tax Contribution amount to equal the dollar amount of the Before-Tax Contribution of the Highly Compensated Employee with the next highest Before-Tax Contribution amount by distribution of such excess Before-Tax Contributions, as described below, to the Highly Compensated Employee whose Before-Tax Contributions equal the highest dollar amount, and repeating such process until the Average Actual Deferral Percentage for the group of eligible Highly Compensated Employees complies with the Average Actual Deferral Percentage limitations.


                  If Before-Tax Contributions made on behalf of a Participant during any Plan Year exceed the maximum amount applicable to a Participant as set forth above, any such contributions, including any earnings thereon as determined under Section 3.9, shall be characterized as Compensation payable to the Participant and shall be paid to the Participant from his Before-Tax Contribution Account no later than two and one-half (2-1/2) months after the close of such Plan Year.


                  If Before-Tax Contributions during any Plan Year exceed the maximum amount applicable to a Participant as set forth above, any Matching Contributions, including any earnings thereon as determined under Section 3.9, that are attributable to Before-Tax Contributions which are returned to the Participant as provided hereunder, shall, solely to the extent vested, be paid to the Participant from the applicable Matching Contribution Account no later than two and one-half (2-1/2) months after the close of such Plan Year. Any Matching Contributions not vested shall be treated as Forfeitures under
                  Section 4.2.


                  In the  event  that the Plan  satisfies  the  requirements  of
                  Section 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Section 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with the Plan, then this Section 3.2 shall be applied by determining the Actual Deferral Percentages of Eligible Employees as if all such plans were a single plan.

                  If any Highly Compensated Employee is a Participant in two (2) or more cash or deferred arrangements of the Employer, for purposes of determining the Actual Deferral Percentage with respect to such Highly Compensated Employee, all cash or deferred arrangements shall be treated as one (1) cash or deferred arrangement.


         (b) Before-Tax Contributions under this Plan, and elective deferrals (as defined under Section 402(g) of the Code) under all other plans, contracts or arrangements of the Employer made on behalf of any Participant during the 1997 Plan Year shall not exceed nine thousand five hundred dollars ($9,500). During the 1998 and 1999 Plan Years, such amount shall be increased to ten thousand dollars ($10,000). During the 2000 and 2001 Plan Years, such amount shall be increased to ten thousand five hundred dollars ($10,500). For Plan Years commencing after December 31, 2001, Before-Tax Contributions under this Plan, and any elective deferrals (as defined under Section 402(g) of the Code) under all other plans, contracts or arrangements of the Employer may be further adjusted as prescribed by the Secretary of the Treasury under Section 415(d) of the Code. This Section 3.2(b) shall be subject to the distribution provisions of the last paragraph of Section 3.12(f).


         (c) If Before-Tax Contributions made on behalf of a Participant during any Plan Year exceed the dollar limitation set forth in subsection (b), such contributions, including any earnings thereon as determined under Section 3.9, shall be characterized as Compensation payable to the Participant and shall be paid to the Participant from his Before-Tax Contribution Account no later than April 15th of the calendar year following the close of such Plan Year.


                  If Before-Tax Contributions during any Plan Year exceed the maximum dollar amount applicable to a Participant as set forth in subsection (b), any Matching Contributions, including any earnings thereon as determined under Section 3.9 that are attributable to Before-Tax Contributions which are returned to the Participant as provided hereunder, shall, solely to the extent vested, be paid to the Participant from the applicable Matching Contribution Account no later than two and one-half (2-1/2) months after the close of such Plan Year. Any Matching Contributions not vested shall be treated as Forfeitures under
                  Section 4.2.


         (d) Subject to the requirements of Sections 401(a) and 401(k) of the Code, the maximum amounts under subsections (a) and (b) may differ in amount or percentage as between individual Participants or classes of Participants, and any Compensation Reduction Agreement may be terminated, amended, or suspended without the consent of any such Participant or Participants in order to comply with the provisions of such subsections (a) and (b).

         Effective January 1, 2001, the alternative method, referred to above, applies. The Employer shall provide each Eligible Employee a comprehensive notice of the Employee's rights and obligations under the Plan, written in a manner calculated to be understood by the average Eligible Employee. This notice will be provided at least thirty (30) days but not more than ninety (90) days before the beginning of the Plan Year. In the event the Employee becomes an Eligible Employee after the ninetieth (90th) day before the beginning of the Plan Year and does not receive the notice for that reason, the notice must be provided no more than ninety (90) days before the Employee becomes an Eligible Employee, but not later than the date the Employee actually becomes an Eligible Employee.


         In addition to any other election periods provided under the Plan, each Eligible Employee may make or modify a deferral election during the thirty (30)-day period immediately following receipt of the notice described in the above paragraph.


3.3      Changes in Before-Tax Contributions


         Unless (a) an election is made to the contrary, or (b) a Participant receives a Hardship distribution pursuant to Section 7.3(c)(iii), the percentage of Before-Tax Contributions made under Section 3.1 shall continue in effect so long as the Participant has a Compensation Reduction Agreement in force. A Participant may, by completing the applicable form, prospectively increase or decrease the rate of Before-Tax Contributions made on his behalf to any of the percentages authorized under Section 3.1 or suspend Before-Tax Contributions without withdrawing from participation in the Plan. Such form must be filed at least ten (10) days prior to the first day of the payroll period with respect to which such change is to become effective. A Participant who has Before-Tax Contributions made on his behalf suspended may resume such contributions by completing and filing the applicable form. An election may be made at any time, which would prospectively increase, decrease, suspend or resume Before-Tax Contributions made on behalf of a Participant. A Participant may terminate his Before-Tax Contributions at any time.


         Notwithstanding the foregoing, a Participant who receives a Hardship distribution pursuant to Section 7.3(c)(iii) shall have his
         Compensation   Reduction   Agreement  deemed  null  and  void  and  all
         Before-Tax Contributions made on behalf of such Participant shall be suspended until the later to occur of: (i) twelve (12) months after receipt of the Hardship distribution and (ii) the first payroll period which occurs ten (10) days following the completion and filing of a Compensation Reduction Agreement authorizing the resumption of Before-Tax Contributions to be made on his behalf. Before-Tax Contributions following a Hardship distribution made pursuant to
         Section 7.3(c)(iii) shall be subject to the following limitations:


         (A) Before-Tax Contributions for the Participant's taxable year immediately following the taxable year of the Hardship distribution  shall not  exceed  the  applicable  limit  under
                  Section 402(g) of the Code for such next taxable year less the amount of such Participant's Before-Tax Contributions for the taxable year of the Hardship distribution, and

         (B) the percentage of Before-Tax Contributions for the twelve (12) month period following the mandatory twelve (12) month suspension period shall not exceed the percentage of Before-Tax Contributions made on behalf of the Participant as set forth in the last Compensation Reduction Agreement in effect prior to the Hardship distribution.


         Before-Tax Contributions based on Compensation for the period during which such contributions had been suspended or decreased may not be made up at a later date.


3.4      Matching Contributions


         (a) Prior to January 1, 2001, the Employer shall make contributions on behalf of each Participant in an amount equal to sixty percent (60%) of up to ten percent of such Participant's Before-Tax Contributions, up to a maximum of six percent (6%) of the Participant's Compensation.


                  Commencing January 1, 2001, the Employer shall make contributions on behalf of each Participant, in an amount equal to one hundred percent (100%) of such Participant's Before-Tax Contributions, up to the first six percent (6%) of the Participant's Compensation.


         (b)      Matching  Contributions shall be credited to the Participant's
                  Matching   Contribution  Account  and  shall  be  invested  in
                  accordance with Article VI of the Plan.


         (c) If a Participant terminates his Before-Tax Contributions, Matching Contributions attributable to such contributions will also cease. If Before-Tax Contributions are suspended, the Matching Contributions attributable to such contributions will be suspended for the same period. Subject to the limitations set forth in subsection (a), if Before-Tax Contributions are increased or decreased, Matching Contributions attributable to such contributions will be increased or decreased during the same period. Matching Contributions for the period during which Before-Tax Contributions had been suspended or decreased may not be made up at a later date.


         (d) Matching Contributions may be reviewed and modified by the Employer's Board, from time to time. Commencing January 1, 2001, any such modifications may result in the alternate method of meeting the non-discrimination requirements of
                  Section 401(k) no longer applying.


3.5      Special Contributions


         In  addition  to any other  contributions,  the  Employer  may,  in its discretion, make Special Contributions for a Plan Year to the Before-Tax Contribution Account of any Eligible Employees. Such Special Contributions may be limited to the amount necessary to insure that the Plan complies with the requirements of Section 401(k) of the Code. The Special Contributions made on behalf of a Participant shall be invested in accordance with Article VI of the Plan.

         The Employer may provide that Special Contributions be made only on behalf of each Eligible Employee who is a Non-Highly Compensated Employee on the last day of the Plan Year. Such Special Contributions shall be allocated in proportion to each such Eligible Employee's Compensation for the Plan Year.


         Any other provision of the Plan to the contrary notwithstanding, no Matching Contributions shall be made with respect to any Special Contributions.


3.6      Limitation on Matching Contributions


         This Section 3.6 shall apply with respect to Plan Years beginning prior to January 1, 2001. Commencing January 1, 2001, the alternative method of meeting the non-discrimination requirements set forth in Section 401(m)(11) of the Code shall apply.


         Commencing January 1, 1997, the Actual Contribution Percentage made on behalf of a Participant who is a Highly Compensated Employee shall be limited so that the Average Actual Contribution Percentage for the group of such Highly Compensated Employees for the Plan Year shall not exceed the greater of:


         (a) the Average Actual Contribution Percentage for the group of Eligible Employees who were Non-Highly Compensated Employees for the preceding Plan Year multiplied by 1.25, or


         (b) the Average Actual Contribution Percentage for the group of Eligible Employees who were Non-Highly Compensated Employees for the preceding Plan Year multiplied by two (2), provided, that the difference in the Average Actual Contribution Percentage for Highly Compensated Employees and Non-Highly Compensated Employees does not exceed two percent (2%). Use of this alternative limitation shall be subject to the provisions of Income Tax Regulations issued under Code Section 401(m)(9) regarding the multiple use of the alternative limitation set forth in Sections 401(k) and 401(m) of the Code.


         The preceding Plan Year testing method can only be modified if the Plan meets the requirements for changing to current Plan Year testing as set forth in Internal Revenue Service Notice 98-1, or any successor future guidance issued by the Internal Revenue Service.


         The above subsections (a) and (b) shall be subject to the distribution provisions of the last paragraph of Section 3.12(f).


         If the Average Actual Contribution Percentage for the group of eligible Highly Compensated Employees exceeds the limitations set forth in the preceding paragraph, the amount of excess Matching Contributions for a Highly Compensated Employee shall be determined by "leveling" (as hereafter defined,) the highest Matching Contributions until the Average Actual Contribution Percentage test for the group of eligible Highly Compensated Employees complies with such limitations. For purposes of this paragraph, "leveling" means reducing the Matching Contributions made on behalf of the Highly Compensated Employee with the highest Matching Contribution amount to the extent required to:

         (i) enable the Average Actual Contribution Percentage limitations to be met, or


         (ii) cause such Highly Compensated Employee's Matching Contribution amount to equal the dollar amount of the Matching Contribution made on behalf of the Highly Compensated Employee with the next highest Matching Contribution amount, and repeating such process until the Average Actual Contribution Percentage for the group of eligible Highly Compensated Employees complies with the Average Actual Contribution Percentage limitations.


         If Matching Contributions during any Plan Year exceed the maximum amount applicable to a Participant as set forth above, any such contributions, including any earnings thereon as determined under
         Section 3.9, shall, solely to the extent vested, be paid to the Participant from the applicable Matching Contribution Account no later than two and one-half (2-1/2) months after the close of such Plan Year. Any Matching Contributions not vested shall be treated as Forfeitures under Section 4.2.


         In the event that the Plan satisfies the requirements of Section 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Section 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with the Plan, then this Section 3.8 shall be applied by determining the Actual Contribution Percentages of Eligible Employees as if all such plans were a single plan.


         If any Highly Compensated Employee is a Participant in two (2) or more plans of the Employer, for purposes of determining the Actual
         Contribution Percentage with respect to such Highly Compensated Employee, all such plans shall be treated as one (1) plan.


3.7      Aggregate Limit; Multiple Use of Alternative Limitation


         This Section 3.7 shall apply with respect to Plan Years beginning prior to January 1, 2001. Commencing January 1, 2001, the alternative method of meeting the non-discrimination requirements set forth in Sections 401(k)(12) and 401(m)(11) of the Code shall apply.


         Commencing January 1, 1997, multiple use of the alternative limitation in determining the Average Actual Deferral Percentage and Average Actual Contribution Percentage shall not be permitted.

         Multiple use of the alternative limitation occurs if, for the group of Eligible Employees who are Highly Compensated Employees, the sum of the Average Actual Deferral Percentage and the Average Actual Contribution Percentage exceeds the Aggregate Limit.


         For purposes of this Section 3.7, Aggregate Limit shall mean the greater of (a) or (b), where (a) and (b) are as follows:


         (a)      the sum of:


                  (i) one hundred twenty-five percent (125%) of the greater of:


                           (A) the Average Actual Deferral Percentage for the group of Eligible Employees who were Non-Highly Compensated Employees for the preceding Plan Year; or


                           (B) the Average Actual Contribution Percentage for the group of Eligible Employees who were Non-Highly Compensated Employees for the preceding Plan Year; and


                  (ii)     two (2) plus the lesser of  subsection  (a)(i)(A)  or
                           (a)(i)(B). In no event shall this amount exceed two hundred percent (200%) of the lesser of subsection
                           (a)(i)(A) or (a)(i)(B).


         (b)      the sum of:


                  (i) one hundred twenty-five percent (125%) of the lesser of:


                           (A) the Average Actual Deferral Percentage for the group of Eligible Employees who were Non-Highly Compensated Employees for the preceding Plan Year; or


                           (B) the Average Actual Contribution Percentage for the group of Eligible Employees who were Non-Highly Compensated Employees for the preceding Plan Year; and


                  (ii)     two (2) plus the greater of  subsection  (b)(i)(A) or
                           (b)(i)(B). In no event shall this amount exceed two hundred percent (200%) of the greater of subsection
                           (b)(i)(A) or (b)(i)(B).


         If multiple use of the alternative limitation occurs, the excess Before-Tax Contributions for Highly Compensated Employees under the Plan shall be reduced in accordance with Section 3.2(a).


3.8      Discretionary Employer Contributions


         (a) Subject to the limitations of Section 3.12, the Employer may, in its sole and absolute discretion, make Discretionary Employer Contributions to the Plan for a Plan Year. Discretionary Employer Contributions shall be a percentage of each Participant's Compensation for the Plan Year provided that such Participant is in the employ of the Employer on the last day of the Plan Year.

         (b) Notwithstanding the foregoing, a Participant who incurs a Termination of Service prior to the last day of the Plan Year for reasons of death, Disability or retirement on a Retirement Date shall receive a Discretionary Employer Contribution pursuant to Section 3.8(a) above, for the Plan Year, based upon Compensation up to the date of his Termination of Service.


         (c) The Discretionary Employer Contributions allocated to each Participant shall be credited to such Participant's Discretionary Employer Contribution Account and shall be invested in accordance with Article VI of the Plan. Any and all withdrawals, distributions or payments from a Participant's Discretionary Employer Contribution Account shall be made in accordance with Article VII, or Article VIII of the Plan, whichever is applicable.


3.9      Interest on Excess Contributions


         In the event Before-Tax Contributions and/or Matching Contributions made on behalf of a Participant during a Plan Year exceed the maximum allowable amount as described in Section 3.2(a), 3.2(b) or 3.6 ("Excess Contributions") and such Excess Contributions and earnings thereon are payable to the Participant under the applicable provisions of the Plan, earnings on such Excess Contributions for the period commencing with the first day of the Plan Year in which the Excess Contributions were made and ending with the date of payment to the Participant ("Allocation Period") shall be determined in accordance with the provisions of this Section 3.9.


         The earnings allocable to excess Before-Tax Contributions for an Allocation Period shall be equal to the sum of (a) plus (b) where (a) and (b) are determined as follows:


         (a) The amount of earnings attributable to the Participant's Before-Tax Contribution Account for the Plan Year multiplied by a fraction, the numerator of which is the excess Before-Tax Contributions and Special Contributions for the Plan Year, and the denominator of which is the sum of (i) the Net Value of the Participant's Before-Tax Contribution Account as of the last day of the immediately preceding Plan Year and (ii) the contributions (including the Excess Contributions) made to the Before-Tax Contribution Account on the Participant's behalf during such Plan Year.


         (b) The amount of earnings attributable to the Participant's Before-Tax Contribution Account for the period commencing with the first day of the Plan Year in which payment is made to the Participant and ending with the date of payment to the Participant multiplied by a fraction, the numerator of which is the excess Before-Tax Contributions and Special Contributions made to the Before-Tax Contribution Account on the Participant's behalf during the Plan Year immediately preceding the Plan Year in which the payment is made to the Participant, and the denominator of which is the Net Value of the Participant's Before-Tax Contribution Account on the first day of the Plan Year in which the payment is made to the Participant.

         The  earnings  allocable  to  excess  Matching   Contributions  for  an
         Allocation Period shall be equal to the sum of (A) and (B) where (A) and (B) are determined as follows:


         (A) The amount of earnings attributable to the Participant's Matching Contribution Account for the Plan Year multiplied by a fraction, the numerator of which is the excess Matching Contributions for the Plan Year, and the denominator of which is the sum of (I) the Net Value of the Participant's Matching Contribution Account as of the last day of the immediately preceding Plan Year and (II) the contributions (including the Excess Contributions) made to the Matching Contribution Account on the Participant's behalf during such Plan Year.


         (B) The amount of earnings attributable to the Participant's Matching Contribution Account for the period commencing with the first day of the Plan Year in which payment is made to the Participant and ending with the date of payment to the Participant multiplied by a fraction, the numerator of which is the excess Matching Contributions made to the Matching Contribution Account on the Participant's behalf during the Plan Year immediately preceding the Plan Year in which the payment is made to the Participant, and the denominator of which is the Net Value of the Participant's Matching Contribution Account on the first day of the Plan Year in which the payment is made to the Participant.


3.10     Payment of Contributions


         As soon as possible after each payroll period, but not less often than once a month, the Employer shall deliver to the Trustee: (a) the Before-Tax Contributions required to be made to the Trust Fund during such payroll period under the applicable Compensation Reduction Agreements, and (b) the amount of all Matching Contributions required to be made to the Trust Fund for such payroll period.


         Special Contributions and Discretionary Employer Contributions shall be forwarded by the Employer to the Trustee no later than the time for filing the Employer's federal income tax return, plus any extensions thereon, for the Plan Year to which they are attributable.


3.11     Rollover Contributions


         Subject to such terms and conditions as may from time to time be established by the Committee and the Trustee, an Employee, whether or not a Participant, may contribute a Rollover Contribution to the Trust Fund; provided, however, that such Employee shall submit a written certification, in form and substance satisfactory to the Committee, that the contribution qualifies as a Rollover Contribution. The Committee shall be entitled to rely on such certification and shall accept the contribution on behalf of the Trustee. Rollover Contributions shall be credited to an Employee's Rollover Contribution Account and shall be invested in accordance with Article VI of the Plan.

3.12     Section 415 Limits on Contributions


         (a) For purposes of this Section 3.12, the following terms and phrases shall have the meanings hereafter ascribed to them:


                  (i) "Annual Additions" shall mean the sum of the following amounts credited to a Participant's Accounts for the Limitation Year: (A) Employer contributions, including Before-Tax Contributions, Matching Contributions and Discretionary Employer Contributions; (B) any other Employee contributions;
                           (C) forfeitures; and (D)(1) amounts allocated to an individual medical account, as defined in Section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer and (2) amounts derived from contributions, paid or accrued, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund as defined in
                           Section 419(e) of the Code, maintained by the Employer are treated as Annual Additions. Annual Additions include the following contributions credited to a Participant's Accounts for the Limitation Year, regardless of whether such contributions have been distributed to the
                           Participant:


                           (I) Before-Tax Contributions which exceed the limitations set forth in Section 3.2(a);


                           (II) Before-Tax Contributions made on behalf of a Highly Compensated Employee which exceed the limitations set forth in Section 3.2(b); and


                           (III) Matching Contributions made on behalf of a Highly Compensated Employee which exceed the limitations set forth in Section 3.6.


                  (ii) "Current Accrued Benefit" shall mean a Participant's annual accrued benefit under a defined benefit plan, determined in accordance with the meaning of Section 415(b)(2) of the Code, as if the Participant had separated from service as of the close of the last Limitation Year beginning before January 1, 1987. In determining the amount of a Participant's Current Accrued Benefit, the following shall be disregarded:


                           (A) any change in the terms and conditions of the defined benefit plan after May 5, 1986; and


                           (B) any cost of living adjustment occurring after May 5, 1986.

                  (iii) "Defined Benefit Plan" and "Defined Contribution Plan" shall have the meanings set forth in Section 415(k) of the Code.


                  (iv) "Defined Benefit Plan Fraction" for a Limitation Year shall mean a fraction, (A) the numerator of which is the aggregate projected annual benefit (determined as of the last day of the Limitation Year) of the Participant under all defined benefit plans (whether or not terminated) maintained by the Employer, and
                           (B) the denominator of which is the lesser of: (I) the product of 1.25 (or such adjustment as required under Section 12.4) and the dollar limitation in effect under Section 415(b)(1)(A) of the Code, adjusted as prescribed by the Secretary of the
                           Treasury under Section 415(d) of the Code, or (II) the product of 1.4 and the amount which may be taken into account with respect to such Participant under
                           Section 415(b)(1)(B) of the Code for such Limitation Year. Notwithstanding the above, if the Participant was a participant in one or more defined benefit plans of the Employer in existence on May 6, 1986, the dollar limitation of the denominator of this fraction will not be less than one hundred twenty-five percent (125%) of the Participant's Current Accrued Benefit.


                  (v) "Defined Contribution Plan Fraction" for a Limitation Year shall mean a fraction, (A) the numerator of which is the sum of the Participant's Annual Additions under all defined contribution plans (whether or not terminated) maintained by the Employer for the current year and all prior Limitation Years (including annual additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans (whether or not terminated) maintained by the Employer), and (B) the denominator of which is the sum of the maximum aggregate amounts for the current year and all prior Limitation Years with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). "Maximum aggregate amounts" shall mean the lesser of (I) the product of
                           1.25 (or such adjustment as required under Section 12.4) and the dollar limitation in effect under
                           Section 415(c)(1)(A) of the Code, adjusted as prescribed by the Secretary of the Treasury under
                           Section  415(d) of the Code,  or (II) the  product of
                           1.4 and the amount that may be taken into account under Section 415(c)(1)(B) of the Code; provided, however, that the Committee may elect, on a uniform and nondiscriminatory basis, to apply the special transition rule of Section 415(e)(7) of the Code applicable to Limitation Years ending before January 1, 1983 in determining the denominator of the Defined Contribution Plan Fraction.


                           If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over
                           1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987. The annual addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all Employee contributions as Annual Additions.


                  (vi)     "Limitation Year" shall mean the calendar year.


                  (vii) "Section 415 Compensation" shall be a Participant's remuneration as defined in Income Tax Regulations Sections 1.415-2(d)(2), (3) and (6). For purposes of this Section, effective for Plan Years commencing after December 31, 1997, Section 415 Compensation shall include (A) any elective deferral (as defined in Section 402(g)(3) of the Code, and (B) any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includable in the gross income of the Employee by reason of Section 125 or 457 of the Code.


         (b) For purposes of applying the Section 415 limitations, the Employer and all members of a controlled group of corporations (as defined under Section 414(b) of the Code as modified by Section 415(h) of the Code), all commonly controlled trades or businesses (as defined under Section 414(c) of the Code as modified by Section 415(h) of the Code), all affiliated service groups (as defined under Section 414(m) of the Code) of which the Employer is a member, any leasing organization (as defined under Section 414(n) of the Code) that employs any person who is considered an Employee under Section 414(n) of the Code and any other group provided for under any and all Income Tax Regulations promulgated by the Secretary of the Treasury under Section 414(o) of the Code, shall be treated as a single employer.


         (c) If the Employer maintains more than one qualified Defined Contribution Plan on behalf of its Employees, such plans shall be treated as one Defined Contribution Plan for purposes of applying the Section 415 limitations of the Code.


         (d) Notwithstanding anything contained in the Plan to the contrary, in no event shall the Annual Additions to a Participant's Accounts for a Limitation Year exceed the lesser of:


                  (i) thirty thousand dollars ($30,000), and with respect to Limitation Years commencing on and after January 1, 1995, as adjusted in multiples of five thousand dollars ($5,000) for increases in the cost-of-living as prescribed by the Secretary of the Treasury under
                           Section 415(d) of the Code; or

                  (ii)     twenty-five   percent  (25%)  of  the   Participant's
                           Section 415 Compensation for such Limitation Year. For purposes of this subsection (d)(ii), Section 415 Compensation shall not include (A) any contribution for medical benefits within the meaning of Section 419A(f)(2) of the Code after separation from service, which is otherwise treated as an Annual Addition, and
                           (B) any amount otherwise treated as an Annual Addition under Section 415(1)(1) of the Code.


         (e) If, as a result of the allocation of forfeitures, a reasonable error in estimating a Participant's annual Compensation, a reasonable error in determining the amount of elective deferrals that may be made with respect to any Participant, or as otherwise permitted by the Internal Revenue Service, the Annual Additions to a Participant's Accounts for a Limitation Year exceed the limitation set forth in subsection (d) above during the Limitation Year, any or all of the following contributions on behalf of such Participant shall be immediately adjusted to that amount which will result in such Annual Additions not exceeding the limitation set forth in subsection (d):


                  (i)      Discretionary Employer Contributions;


                  (ii)     Before-Tax Contributions;


                  (iii)    Special Contributions; and


                  (iv)     Matching Contributions.


         (f) If the Annual Additions to a Participant's Accounts for a Limitation Year exceed the limitations set forth in subsection
                  (d) above at the end of a Limitation Year, such excess amounts shall not be treated as Annual Additions in such Limitation Year but shall instead be treated in accordance with the following:


                  (i) such excess amounts shall be used to reduce the Before-Tax Contributions, Discretionary Employer Contributions, Matching Contributions and/or Special Contributions to be made on behalf of such Participant in the succeeding Limitation Year, provided that such Participant is an Eligible Employee during such succeeding Limitation Year. If such Participant is not an Eligible Employee or
                           ceases  to  be  an  Eligible   Employee  during  such
                           succeeding Limitation Year, any remaining excess amounts from the preceding Limitation Year shall be allocated during such succeeding Limitation Year to each Participant then actively participating in the Plan. Such allocation shall be in proportion to the Before-Tax Contributions made to date on his behalf for such Limitation Year, or the prior Limitation Year with respect to an allocation as of the beginning of a Limitation Year, before any other contributions are made in such succeeding Limitation Year; or

                  (ii)     such   excess   amounts   may  be   reduced   by  the
                           distribution   of   such   Participant's   Before-Tax
                           Contributions to such Participant.


                  The Employer will, at the end of the Limitation Year in which such excess amounts were made, choose the manner in which to treat such excess amounts on a uniform and nondiscriminatory basis on behalf of all affected Participants. If such excess amounts are reduced by the distribution described in subsection (ii), the amounts of such distribution shall not be taken into account for purposes of Sections 3.2(a)(i) and
                  (ii),  3.6(a) and (b), or in  determining  the  limitation  in
                  Section 3.2(b). In addition, any Matching Contributions that are not fully vested and that are attributable to such amounts shall constitute Forfeitures as described in Section 4.2.


         (g) If a Participant participates in both (i) the Plan and/or any other defined contribution plan maintained by the Employer and
                  (ii) any defined benefit plan or plans maintained by the Employer, the sum of the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction shall not exceed the sum of 1.0. This subsection (g) shall not apply with respect to Plan Years beginning on or after January 1, 2000.


         (h) If, for any Plan Year commencing prior to January 1, 2000, the sum determined under subsection (g) for any Participant exceeds 1.0, the Defined Contribution Plan Fraction of such Participant as provided in the defined contribution plan or plans maintained by the Employer shall be reduced in order that such sum shall not exceed 1.0.

                                  Article IV--

                             Vesting and Forfeitures

4.1      Vesting


         (a) An Employee shall always be fully vested in the Net Value of his Before-Tax Contribution Account, and the Net Value of his Rollover Contribution Account. Commencing January 1, 2001, an Employee shall also be fully vested in the Net Value of that portion of his Matching Contribution Account which consists of Matching Contributions made on and after January 1, 2001, and the earnings thereon, as well as Matching Contributions made prior to January 1, 2001 which were not yet fully vested, and the earnings thereon.


         (b) A Participant shall become fully vested in the Net Value of his Matching Contribution Account and the Net Value of his Discretionary Employer Contribution Account upon the earlier of such Participant's (i) Normal Retirement Age or (ii) termination of employment by reason of death, Disability or reaching his Retirement Date.


         (c) Except as otherwise provided under subsection (a), a Participant who is not fully vested under subsection (b) shall be vested in the Net Value of his Matching Contribution Account and the Net Value of his Discretionary Employer Contribution Account in accordance with the following schedule:



                  Years of Service                      Vested Percentage
                  ----------------                      -----------------
                  Less than 2 years                               0%
                  2 years but less than 3 years                  20%
                  3 years but less than 4 years                  40%
                  4 years but less than 5 years                  60%
                  5 years but less than 6 years                  80%
                  6 years or more                               100%


                  For purposes of determining a Participant's Years of Service under this subsection (c) and under Section 4.3, employment with an Affiliated Employer shall be deemed employment with the Employer.


                  For purposes of determining a Participant's vested percentage of the Net Value of his Matching Contribution Account and Discretionary Employer Contribution Account, all Years of Service shall be included except Years of Service prior to an Employee's attainment of age eighteen (18).


         (d) The vested Net Value of a Participant's Matching Contribution Account and Discretionary Employer Contribution Account shall be determined as follows:

                  (i) the Participant's Matching Contribution Account and Discretionary Employer Contribution Account shall first be increased to include (A) that portion of such Account which had been previously withdrawn in accordance with Sections 7.2 and 7.3 and (B) that portion of such Account which had been borrowed in accordance with Article VIII and is outstanding on the date of this determination;


                  (ii) the applicable vested percentage determined in accordance with subsection (c) shall then be applied to such Account as determined in accordance with clause (i);


                  (iii) the amount determined in accordance with clause (ii) shall then be reduced by (A) that portion of such Account which had been previously withdrawn in accordance with Sections 7.2 and 7.3 and (B) that portion of such Account which had been borrowed in accordance with Article VIII and is outstanding on the date of this determination.


4.2      Forfeitures


         If a Participant who is not fully vested in the Net Value of his Accounts terminates employment, the Trust Fund units representing the nonvested portion of his Accounts shall constitute Forfeitures. Forfeitures shall be reallocated as of the last day of the Plan Year to the Matching Contribution Accounts of Participants, in the same proportion that the total value of each such Participant's Compensation bears to the total value of all such Participants' Compensation as of the last day of the Plan Year.


         With respect to a Participant's Matching Contribution Account, anything in Section 4.1 to the contrary notwithstanding, any Matching Contribution forfeited in accordance with the sixth paragraph of
         Section 3.2(a), the second paragraph of Section 3.2(c), the sixth paragraph of Section 3.6 or the second paragraph of Section 3.12(f), shall be applied to reduce the amount of subsequent Matching Contributions otherwise required to be made.


         If a former Participant who is not fully vested in the Net Value of his Accounts receives a distribution of his vested interest in the Net Value of his Accounts and is subsequently reemployed by the Employer prior to incurring five (5) consecutive One Year Breaks in Service, he shall have the Net Value of his Accounts as of the date he previously terminated employment reinstated provided he repays the full amount of his distribution before the end of the five (5) consecutive One Year Breaks in Service commencing with the date of distribution. The reinstated amount shall be unadjusted by any gains or losses occurring subsequent to the Participant's termination of employment and prior to repayment of such distribution. Any forfeited amounts required to be reinstated hereunder shall be made by an additional Employer contribution for such Plan Year. If such former Participant does not repay the full amount of his distribution before the end of the five
         (5) consecutive One Year Breaks in Service commencing with the date of distribution, the Net Value of his Accounts as of the date he previously terminated employment shall not be reinstated.

         If a former Participant who is not fully vested in the Net Value of his Accounts elects to defer distribution of his vested account interest or elects to receive installment payments pursuant to Section 7.5(d), the nonvested portion of such former Participant's Account shall be forfeited as of the date of his Termination of Service; provided, however, that if such former Participant is reemployed before incurring five (5) consecutive One Year Breaks in Service, the nonvested portion of his Accounts shall be reinstated in its entirety, unadjusted by any gains or losses occurring subsequent to the distribution.


4.3      Vesting upon Reemployment


         (a) For purposes of this Section 4.3, "Year of Service" means an Employee's Year of Service determined in accordance with
                  Section 4.1(c).


         (b) For the purpose of determining a Participant's vested interest in the Net Value of his Matching Contribution Account and Discretionary Employer Contribution Account:


                  (i)      if  an  Employee  is  not  vested  in  any   Matching
                           Contributions and Discretionary Employer Contributions, incurs a One Year Break in Service and again performs an Hour of Service, such Employee shall receive credit for his Years of Service prior to his One Year Break in Service only if the number of consecutive One Year Breaks in Service is less than the greater of: (A) five (5) years or (B) the aggregate number of his Years of Service credited before his One Year Break in Service.


                  (ii) if a Participant is partially vested in any Matching Contributions and Discretionary Employer Contributions, incurs a One Year Break in Service and again performs an Hour of Service, such Participant shall receive credit for his Years of Service prior to his One Year Break in Service; provided, however, that after five (5) consecutive One Year Breaks in Service, a former Participant's vested interest in the Net Value of the Matching Contribution Account
                           and Discretionary Employer Contribution Account attributable to Years of Service prior to his One Year Break in Service shall not be increased as a result of his Years of Service following his reemployment date.


                  (iii) if a Participant is fully vested in any Matching Contributions and Discretionary Employer Contributions, incurs a One Year Break in Service and again performs an Hour of Service, such Participant shall receive credit for all his Years of Service prior to his One Year Break in Service.

                                   Article V--

                       Trust Fund and Investment Accounts

5.1      Trust Fund


         The Employer has adopted the Trust Agreement as the funding vehicle with respect to the Investment Accounts.


         All contributions forwarded by the Employer to the Trustee pursuant to the Trust Agreement shall be held by them in trust and shall be invested as provided in Article VI and in accordance with the terms and provisions of the Trust Agreement.


         All assets of the Plan shall be held for the exclusive benefit of Participants, Beneficiaries or other persons entitled to benefits. No part of the corpus or income of the Trust Fund shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants, Beneficiaries or other persons entitled to benefits and for defraying reasonable administrative expenses of the Plan and Trust Fund. No person shall have any interest in or right to any part of the earnings of the Trust Fund, or any rights in, to or under the Trust Fund or any part of its assets, except to the extent expressly provided in the Plan.


         The Trustee shall invest and reinvest the Trust Fund, and the income therefrom, without distinction between principal and income, in accordance with the terms and provisions of the Trust Agreement. The Trustee may maintain such part of the Trust Fund in cash uninvested as they shall deem necessary or desirable. The Trustee shall be the owner of and have title to all the assets of the Trust Fund and shall have full power to manage the same, except as otherwise specifically provided in the Trust Agreement.


5.2      Interim Investments


         The Trustee may temporarily invest any amounts designated for investment in any of the Investment Accounts of the Trust Fund identified herein in an Investment Account which provides for a stable investment return, as determined by the Trustee and retain the value of such contributions therein pending the allocation of such values to the Investment Accounts designated for investment.


5.3      Account Values


         The Net Value of the Accounts of an Employee means the sum of the total Net Value of each Account maintained on behalf of the Employee in the Trust Fund as determined as of the Valuation Date coincident with or next following the event requiring the determination of such Net Value. The assets of any Account shall consist of the Trust Fund units credited to such Account. The Trust Fund units shall be valued from time to time by the Trustee, in accordance with the Trust Agreement, but not less often than monthly. On the basis of such valuations, each Employee's Accounts shall be adjusted to reflect the effect of income collected and accrued, realized and unrealized profits and losses, expenses and all other transactions during the period ending on the applicable Valuation Date.

         Upon  receipt by the  Trustee  of  Before-Tax  Contributions,  Matching
         Contributions, and, if applicable, Discretionary Employer Contributions, Rollover Contributions and Special Contributions, such contributions shall be applied to purchase Trust Fund units for such Employee's Account, using the value of such Trust Fund units as of the close of business on the date received. Whenever a distribution or withdrawal is made to a Participant, Beneficiary or other person entitled to benefits, the appropriate number of Trust Fund units credited to such Employee shall be reduced accordingly and each such distribution or withdrawal shall be charged against the Trust Fund units of the Investment Accounts of such Employee pro rata according to their respective values.


         For the purposes of this Section 5.3, fractions of Trust Fund units as well as whole Trust Fund units may be purchased or redeemed for the Account of an Employee.

                                  Article VI--

             Investment Directions, Changes of Investment Directions
                    and Transfers Between Investment Accounts


6.1      Investment Directions


         Upon electing to participate, each Participant shall direct that the contributions made to his Accounts shall be applied to purchase Trust Fund Units in any one or more of the Investment Accounts of the Trust Fund. Such direction shall indicate the percentage, in multiples of one percent 1%, in which Before-Tax Contributions, Matching Contributions, Discretionary Employer Contributions, Special Contributions, and Rollover Contributions shall be made to the designated Investment Accounts.


         To the extent a Participant shall fail to make an investment direction, contributions made on his behalf shall be applied to purchase Trust Fund Units in an Investment Account which provides for a stable investment return, as determined by the Trustee.


6.2      Change of Investment Directions


         A Participant may change any investment direction at any time, in the form and manner prescribed by the Committee, either: (a) by completing and filing a notice at least ten (10) days prior to the effective date of such direction, or, (b) by telephone or other electronic medium. Any such change shall be subject to the same conditions as if it were an initial direction and shall be applied only to any contributions to be invested on or after the effective date of such direction.


6.3      Transfers Between Investment Accounts


         A Participant or Beneficiary may, at any time, redirect the investment of his Investment Accounts such that a percentage of any one or more Investment Accounts may be transferred to any one or more other Investment Accounts in the form and manner prescribed by the Committee, either: (a) by filing a notice at least ten (10) days prior to the effective date of such change, or, (b) by telephone or other electronic medium. The requisite transfers shall be valued as of the Valuation Date on which the direction is received by the Trustee.


6.4      Employees Other than Participants


         (a)      Investment Direction


                  An Employee who is not a Participant but who has made a Rollover Contribution in accordance with the provisions of
                  Section 3.11, shall direct, in the form and manner prescribed by the Committee, that such contribution be applied to the purchase of Trust Fund units in any one or more of the

                  Investment Accounts. Such direction shall indicate the percentage, in multiples of one percent 1%, in which contributions shall be made to the designated Investment Accounts. To the extent any Employee shall fail to make an investment direction, the Rollover Contributions shall be applied to the purchase of Trust Fund units in the Investment Account which provides for a stable investment return, as determined by the Trustee.


         (b)      Transfers Between Investment Accounts


                  An Employee who is not a Participant may, subject to the provisions of Section 6.3, at any time, redirect the investment of his Investment Accounts such that a percentage of any one or more Investment Accounts may be transferred to any one or more other Investment Accounts.

                                  Article VII--

                               Payment of Benefits


7.1      General


         (a) The vested interest in the Net Value of any one or more of the Accounts of a Participant, Beneficiary or any other person entitled to benefits under the Plan shall be paid only at the times, to the extent, in the manner, and to the persons provided in this Article VII.


         (b) Notwithstanding the foregoing, if payments are to be made on a monthly basis and if payments are fifty dollars ($50.00) or less, the Committee, in its sole discretion, may determine to make such payments in a lump sum or in quarterly, semi-annual, or annual installments.


         (c) The Net Value of any one or more of the Accounts of a Participant shall be subject to the provisions of Section 8.7.


         (d) Notwithstanding any provisions of the Plan to the contrary, any and all withdrawals, distributions or payments made under the provisions of this Article VII shall be made in accordance with Section 401(a)(9) of the Code and any and all Income Tax Regulations promulgated thereunder.


                  With respect to distributions under the Plan made in calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the regulations under
                  Section 401(a)(9) that were proposed in January 2001, notwithstanding any provision of the Plan to the contrary. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Section 401(a)(9) or such other date specified in guidance published by the Internal Revenue Service.


7.2      Non-Hardship Withdrawals


         (a) Subject to the terms and conditions contained in this Section 7.2, upon ten (10) days prior written notice to the Committee each Participant who has attained age fifty-nine and one-half (59-1/2) shall be entitled to withdraw not more often than once during any Plan Year all or any portion of his vested interest in the Net Value of his Accounts in the following order of priority:


                  (i)      the Net Value of his Before-Tax Contribution Account;


                  (ii) the Net Value of the Employee's Rollover Contribution Account;


                  (iii) vested interest in the Net Value of his Matching Contribution Account; and

                  (iv)     the  vested   interest   in  the  Net  Value  of  his
                           Discretionary Employer Contribution Account.


         (b) Withdrawals under this Section 7.2 shall be made by the redemption of Trust Fund units from each of the Participant's Accounts on a pro rata basis from the Investment Accounts selected by the Participant pursuant to Article VI.


7.3      Hardship Distributions


         (a) For purposes of this Section 7.3, a "Hardship" distribution shall mean a distribution that is (i) made on account of a condition which has given rise to immediate and heavy financial need of a Participant and (ii) necessary to satisfy such financial need. A determination of the existence of an immediate and heavy financial need and the amount necessary to meet the need shall be made by the Committee in accordance with uniform nondiscriminatory standards with respect to similarly situated persons.


         (b)      Immediate and Heavy Financial Need:


                  A Hardship distribution shall be deemed to be made on account of an immediate and heavy financial need if the distribution is on account of:


                  (i) expenses for medical care described under Section 213(d) of the Code which were previously incurred by the Participant, the Participant's Spouse or any of the Participant's dependents as defined under Section 152 of the Code or expenses which are necessary to obtain medical care described under Section 213(d) of the Code for the Participant, the Participant's Spouse or any of the Participant's dependents as defined under Section 152 of the Code; or


                  (ii) purchase (excluding mortgage payments) of a principal residence of the Participant; or


                  (iii) payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, the Participant's
                           Spouse, children or any of the Participant's dependents as defined under Section 152 of the Code; or


                  (iv) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or


                  (v) any other condition which the Commissioner of Internal Revenue, through the publication of revenue rulings, notices and other documents of general applicability, deems to be an immediate and heavy financial need.


         (c)      Necessary to Satisfy Such Financial Need:

                  (i) A distribution will be treated as necessary to satisfy an immediate and heavy financial need of a Participant if: (A) the amount of the distribution is not in excess of (1) the amount required to relieve the financial need of the Participant and (2) if elected by the Participant, an amount necessary to pay any federal, state or local income taxes and penalties reasonably anticipated to result from such distribution, and (B) such need may not be satisfied from other resources that are reasonably available to the Participant.


                  (ii) A distribution will be treated as necessary to satisfy a financial need if the Committee reasonably relies upon the Participant's representation that the need cannot be relieved:


                           (A) through reimbursement or compensation by insurance or otherwise,


                           (B) by reasonable liquidation of the Participant's assets, to the extent such liquidation would not itself cause an immediate and heavy financial need,


                           (C) by cessation of Before-Tax Contributions or Employee contributions, if any, under the Plan, or


                           (D) by other distributions or nontaxable loans from plans maintained by the Employer or by any other employer, or by borrowing from commercial sources on reasonable commercial terms.


                           For  purposes  of  this   subsection   (c)(ii),   the
                           Participant's resources shall be deemed to include those assets of his Spouse and minor children that are reasonably available to the Participant.


                  (iii) Alternatively, a Hardship distribution will be deemed to be necessary to satisfy an immediate and heavy financial need of a Participant if (A) or (B) are met:


                           (A)      all  of  the  following   requirements   are
                                    satisfied:


                                    (I)     the distribution is not in excess of
                                            (1) the amount of the  immediate and
                                            heavy    financial   need   of   the
                                            Participant  and (2) if  elected  by
                                            the Participant, an amount necessary
                                            to pay any  federal,  state or local
                                            income taxes or penalties reasonably
                                            anticipated   to  result  from  such
                                            distribution;


                                    (II)    the  Participant  has  obtained  all
                                            distributions,  other than  Hardship
                                            distributions,  and  all  nontaxable
                                            loans currently  available under all
                                            plans maintained by the Employer;

                                    (III)   the  Plan,   and  all  other   plans
                                            maintained by the Employer,  provide
                                            that  the   Participant's   elective
                                            contributions      and      Employee
                                            contributions,   if  any,   will  be
                                            suspended  for at least  twelve (12)
                                            months after receipt of the Hardship
                                            distribution; and


                                    (IV)    the  Plan,   and  all  other   plans
                                            maintained by the Employer,  provide
                                            that  the  Participant  may not make
                                            elective   contributions   for   the
                                            Participant's      taxable      year
                                            immediately  following  the  taxable
                                            year of the Hardship distribution in
                                            excess of the applicable limit under
                                            Section  402(g) of the Code for such
                                            next taxable  year,  less the amount
                                            of   such   Participant's   elective
                                            contributions  for the taxable  year
                                            of the Hardship distribution; or


                           (B) the requirements set forth in additional methods, if any, prescribed by the Commissioner of Internal Revenue (through the publication of revenue rulings, notices and other documents of general applicability) are satisfied.


         (d) A Participant who has withdrawn the maximum amounts available to such Participant under Section 7.2 or a Participant who is not eligible for a withdrawal thereunder, may, in case of Hardship (as defined under this Section 7.3), apply not more often than once in any Plan Year to the Committee for a
                  Hardship distribution. Any application for a Hardship distribution shall be made in writing to the Committee at least ten (10) days prior to the requested date of payment. Hardship distributions may be made by a distribution of all or a portion of an Employee's (i) Before-Tax Contributions, (ii) Net Value of his Rollover Contribution Account, (iii) vested interest in the Net Value of his Matching Contribution Account and (iv) vested interest in the Net Value of his Discretionary Employer Contribution Account.


         (e) Distributions under this Section 7.3 shall be made in the following order of priority:


                  (i)      Participant's    Before-Tax   Contribution   Account,
                           exclusive of investment earnings;


                  (ii) the Net Value of the Employee's Rollover Contribution Account;


                  (iii) the vested interest in the Net Value of his Matching Contribution Account, and


                  (iv)     the  vested   interest   in  the  Net  Value  of  his
                           Discretionary Employer Contribution Account.

         (f) Distributions under this Section 7.3 shall be made by the redemption of Trust Fund units from each of the Participant's Accounts on a pro rata basis from the Investment Accounts selected by the Participant pursuant to Article VI.


         (g)      A Participant who receives a Hardship  distribution under this
                  Section 7.3 may have his Before-Tax Contributions suspended in accordance with Section 3.3.


7.4      Distribution of Benefits Following Retirement Or Termination of Service


         (a) If an Employee incurs a Termination of Service for any reason other than death, a distribution of the vested interest in the Net Value of his Accounts shall be made to the Employee in accordance with the provisions of Section 7.5 or 7.6. The amount of such distribution shall be the vested interest in the Net Value of his Accounts. The Net Value shall be determined as of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation acceptable to the Trustee for such purpose.


         (b) An election by an Employee to receive the vested interest in the Net Value of his Accounts in a form other than in the normal form of benefit payment set forth in Sections 7.5(a) and (b) and Sections 7.6(a) and (b) may not be revoked or amended by him after he terminates his employment. Notwithstanding the foregoing, an Employee who elected to receive payment of benefits as of a deferred Valuation Date or in the form of installments, may, by completing and filing the form prescribed by the Committee, change to another form of benefit payment.


         (c) An Employee who incurs a Termination of Service and is reemployed by the Employer prior to the distribution of all or part of the entire vested interest in the Net Value of his Accounts in accordance with the provisions of Section 7.5 or 7.6, shall not be eligible to receive or to continue to receive such distribution during his period of reemployment with the Employer. Upon such Employee's subsequent Termination of Service, his prior election to receive a distribution in a form other than the normal form of benefit payment shall be null and void and the vested interest in the Net Value of his Accounts shall be distributed to him in accordance with the provisions of Section 7.5 or 7.6 or 7.8.


7.5      Payments upon Retirement or Disability


         (a) If an Employee incurs a Termination of Service as of his Normal Retirement Date or his Postponed Retirement Date, or if an Employee incurs a Termination of Service as of his Early Retirement Date or due to Disability and the Net Value of his Accounts is less than or equal to three thousand five hundred dollars ($3,500) and effective January 1, 1998, five thousand dollars ($5,000), a lump sum distribution of the Net Value of his Accounts shall be made to the Employee within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation indicating that the Employee incurred a Termination of Service as of such Retirement Date or date of Disability.

         (b) If an Employee incurs a Termination of Service as of his Normal Retirement Date, Postponed Retirement Date or Early Retirement Date or if an Employee incurs a Termination of Service due to Disability and the Net Value of his Accounts exceeds three thousand five hundred dollars ($3,500) and effective January 1, 1998, five thousand dollars ($5,000), a lump sum distribution of the vested interest in the Net Value of his Accounts shall be made to the Employee within seven (7) days of the Valuation Date coincident with the later of (i) the date the Employee attained Normal Retirement Date or Postponed Retirement Date or would have attained his Normal Retirement Date if he were still employed by the Employer, or
                  (ii) the date of receipt by the Trustee of the proper documentation indicating such Retirement Date.


         (c) In lieu of the normal form of benefit payment set forth in subsection (a) or (b), an Employee who incurs a Termination of Service as of his Retirement Date or incurs a Termination of Service due to Disability and the Net Value of his Accounts exceeds three thousand five hundred dollars ($3,500) and effective January 1, 1998, five thousand dollars ($5,000) may file an election form to receive the vested interest in the Net Value of his Accounts as a lump sum distribution as of some other Valuation Date following his Termination of Service and prior to his Normal Retirement Date. The vested interest in the Net Value of his Accounts shall be distributed to such Employee as a lump sum distribution within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation indicating the Employee's distribution date.


         (d) In lieu of the normal form of benefit payment set forth in subsections (a) and (b), an Employee who incurs a Termination of Service as of his Retirement Date or incurs a Termination of Service due to Disability may, subject to the required minimum distribution provisions of Sections 7.9(b) and 7.9(c), file an election form to receive the vested interest in the Net Value of his Accounts in the form of monthly, quarterly, semi-annual or annual installments over a period not to exceed ten (10) years. The vested interest in the Net Value of his Accounts shall be determined as of such Valuation Date or Valuation Dates in each such Plan Year as may be elected by such Employee and shall be based on the respective values of the Employee's Trust Fund units in each Investment Account as of such Valuation Date or Valuation Dates. The amount of the installment payment shall be distributed by the redemption of Trust Fund units from the Employee's Accounts on a pro rata basis among such Employee's Investment Accounts. Any portion of the vested interest in the Net Value of the Accounts of such former Employee which shall not have been so paid shall continue to be held for his benefit or for the benefit of his Beneficiary in the Employee's Investment Accounts. If an Employee elects to receive his benefit pursuant to this subsection (d), the installment period may not extend beyond the life expectancy of such Employee or the life expectancy of such Employee and his Beneficiary.

         (e) In lieu of the normal form of benefit payment set forth in subsections (a) and (b), an Employee who incurs a Termination of Service as of his Retirement Date or incurs a Termination of Service due to Disability may elect to defer receipt of the vested interest in the Net Value of his Accounts beyond his
                  Normal Retirement Date or Postponed Retirement Date. The applicable form must be filed at least ten (10) days prior to the Employee's Normal Retirement Date. If such an election is made, the vested interest in the Net Value of his Accounts shall continue to be held in the Trust Fund. Subject to the required minimum distribution provisions of Sections 7.9(b) and 7.9(c), the vested interest in the Net Value of his Accounts shall (i) be distributed to such Employee as a lump sum distribution within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation indicating the Employee's deferred distribution date or (ii), upon the election of the Employee, commence to be distributed in installments in accordance with the provisions of subsection (d).


         (f) In lieu of the normal form of benefit payment set forth in subsections (a) and (b), an Employee who incurs a Termination of Service as of his Retirement Date or incurs a Termination of Service due to Disability may, at least ten (10) days prior to the date on which his benefit is scheduled to be paid, file an election form that a lump sum distribution equal to the vested interest in the Net Value of his Accounts be paid in a Direct Rollover pursuant to Section 7.8. The amount of such lump sum distribution shall be determined as of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation.


7.6 Payments upon Termination of Service for Reasons Other Than Retirement or Disability


         (a) If an Employee incurs a Termination of Service as of a date other than a Retirement Date or for reasons other than Disability, has not elected to receive his benefit pursuant to an optional form of benefit payment in accordance with the provisions of subsection (c) or (d) and the vested interest in the Net Value of the Employee's Accounts is equal to or less than three thousand five hundred dollars ($3,500) and effective January 1, 1998, five thousand dollars ($5,000), a lump sum distribution of the vested interest in the Net Value of his Accounts shall be made to the Employee within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation indicating that he incurred a Termination of Service.


         (b) If an Employee incurs a Termination of Service as of a date other than a Retirement Date or for reasons other than Disability, has not elected to receive his benefit pursuant to an optional form of benefit payment in accordance with the provisions of subsection (c) or (d) and the vested interest in the Net Value of the Employee's Accounts exceeds three thousand five hundred dollars ($3,500) and effective January 1, 1998, five thousand dollars ($5,000), a lump sum distribution of the vested interest in the Net Value of his Accounts shall be made to the Employee within seven (7) days of the Valuation Date coincident with the later of (i) the date the Employee would have attained his Normal Retirement Date if he were still employed by the Employer or (ii) the date of receipt by the Trustee of the proper documentation indicating the Employee's attainment of Normal Retirement Date.


         (c) In lieu of the normal form of benefit payment set forth in subsection (b), an Employee who incurs a Termination of Service as of a date other than a Retirement Date or for reasons other than Disability, may file an election form to receive the vested interest in the Net Value of his Accounts as a lump sum distribution as of some other Valuation Date following his Termination of Service and prior to the date he would have attained his Normal Retirement Date. The vested interest in the Net Value of his Accounts shall be distributed to such Employee as a lump sum distribution as of some other Valuation Date following the date of receipt by the Trustee of the proper documentation indicating the Employee's distribution date.


         (d) In lieu of the normal form of benefit payment set forth in subsections (a) and (b), an Employee who incurs a Termination of Service as of a date other than his Retirement Date or for reasons other than Disability may, at least ten (10) days prior to the date on which his benefit is scheduled to be paid, file an election form that a lump sum distribution equal to the vested interest in the Net Value of his Accounts be paid in a Direct Rollover pursuant to Section 7.8. The amount of such lump sum distribution shall be determined as of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation.


         (e) If an Employee incurs a Termination of Service as of a date other than a Retirement Date or for reasons other than Disability and has not elected to receive the vested interest in the Net Value of his Accounts pursuant to an optional form of benefit payment in accordance with subsection (c) or (d), the Employer shall notify the Trustee of such termination.


7.7      Payments Upon Death


         (a) In the case of a married Participant, the Spouse shall be the designated Beneficiary. Notwithstanding the foregoing, such Participant may effectively elect to designate a person or persons other than the Spouse as Beneficiary. Such an election shall not be effective unless (i) such Participant's Spouse irrevocably consents to such election in writing, (ii) such election designates a Beneficiary which may not be changed without spousal consent or the consent of the Spouse expressly permits designation by the Participant without any requirement of further consent by the Spouse, (iii) the Spouse's consent acknowledges understanding of the effect of such election and
                  (iv) the consent is witnessed by a Plan representative or acknowledged before a notary public. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of the Plan representative that such written consent cannot be obtained because there is no Spouse or the Spouse cannot be located, the consent hereunder shall not be required. Any consent necessary under this provision shall be valid only with respect to the Spouse who signs the consent.

         (b) In the case of a single Participant, Beneficiary means a person or persons who have been designated under the Plan by such Participant or who are otherwise entitled to a benefit under the Plan.


         (c) The designation of a Beneficiary who is other than a Participant's Spouse and the designation of any contingent Beneficiary shall be made in writing by the Participant in the form and manner prescribed by the Committee and shall not be effective unless filed prior to the death of such person. If more than one person is designated as a Beneficiary or a contingent Beneficiary, each designated Beneficiary in such Beneficiary classification shall have an equal share unless the Participant directs otherwise. For purposes of this
                  Section 7.7, "person" includes an individual, a trust, an estate, or any other person or entity designated as a Beneficiary.


         (d) A married Participant who has designated a person or persons other than the Spouse as Beneficiary may, without the consent of such Spouse, revoke such prior election by submitting written notification of such revocation. Such revocation shall result in the reinstatement of the Spouse as the designated Beneficiary unless the Participant effectively designates another person as Beneficiary in accordance with the provisions of subsection (a). The number of election forms and revocations shall not be limited.


         (e) Upon the death of a Participant the remaining vested interest in the Net Value of his Accounts shall become payable, in accordance with the provisions of subsection (g), to his Beneficiary or contingent Beneficiary. If there is no such Beneficiary, the remaining vested interest in the Net Value of his Accounts shall be payable to the executor or administrator of his estate, or, if no such executor or administrator is appointed and qualifies within a time which the Committee shall, in its sole and absolute discretion, deem to be reasonable, then to such one or more of the descendants and blood relatives of such deceased Participant as the Committee, in its sole and absolute discretion, may select.


         (f) If a designated Beneficiary entitled to payments hereunder shall die after the death of the Participant but before the entire vested interest in the Net Value of Accounts of such Participant has been distributed, then the remaining vested interest in the Net Value of Accounts of such Participant shall be paid, in accordance with the provisions of subsection
                  (g), to the surviving Beneficiary who is not a contingent Beneficiary, or, if there are no such surviving Beneficiaries then living, to the designated contingent Beneficiaries as shall be living at the time such payment is to be made. If there is no designated contingent Beneficiary then living, the remaining interest in the Net Value of his Accounts shall be paid to the executor or administrator of the estate of the last to die of the Beneficiaries who are not contingent Beneficiaries.

         (g) If a Participant dies before his entire vested interest in the Net Value of his Accounts has been distributed to him, the remainder of such vested interest shall be paid to his Beneficiary or, if applicable, his contingent Beneficiary, in a lump sum distribution as soon as practicable following the date of the Participant's death. Notwithstanding the foregoing, if, prior to the Participant's death:


                  (i) the Participant had elected to receive a deferred lump sum distribution and had not yet received such distribution, such Beneficiary shall receive a lump sum distribution as of the earlier of: (A) the Valuation Date set forth in the Participant's election or (B) the last Valuation Date which occurs within one (1) year of the Participant's death; or


                  (ii) the Participant had elected to receive and had begun receiving a distribution in the form of installments, such Beneficiary shall receive distributions over the remaining installment period, at the times set forth in such election.


                  If the Beneficiary is the Participant's Spouse and if benefits are payable to such Beneficiary as an immediate or deferred lump sum distribution, such Spouse may defer the distribution up to the date on which the Participant would have attained age seventy and one-half (70-1/2). If such Spouse dies prior to such distribution, the prior sentence shall be applied as if the Spouse were the Participant.


         (h) Notwithstanding anything in the Plan to the contrary, the provisions of subsections (a) through (g) shall also apply to a person who is not a Participant but who has made a contribution to and maintains a Rollover Contribution Account under the Plan.


7.8      Direct Rollover of Eligible Rollover Distributions


         For purposes of this Section 7.8, the following definitions shall apply:


         (a) "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.


         (b) "Distributee" means an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's Spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the Spouse or former spouse.


         (c) "Eligible Retirement Plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.


         (d) "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under
                  Section 401(a)(9) of the Code; the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and effective January 1, 2000, any Hardship distribution described in Section 401(k)(2)(B)(i)(IV) of the Code.


         Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section 7.8, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.


7.9      Commencement of Benefits


         (a) Unless the Employee elects otherwise in accordance with the Plan, in no event shall the payment of benefits commence later than the sixtieth (60th) day after the close of the Plan Year in which the latest of the following events occur: (i) the attainment by the Employee of age sixty-five (65), (ii) the tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan or Prior Plan, or (iii) the termination of the Employee's employment with the Employer; provided, however, that if the amount of the payment required to commence on the date determined under this sentence cannot be ascertained by such date, a payment retroactive to such date may be made no later than sixty (60) days after the earliest date on which the amount of such payment can be ascertained under the Plan.


         (b)      Distributions to five-percent owners:


                  The vested interest in the Net Value of the Accounts of a five-percent owner (as described in Section 416(i) of the Code and determined with respect to the Plan Year ending in the calendar year in which such individual attains age seventy and one-half (70-1/2)) must be distributed or commence to be distributed no later than the first day of April following the calendar year in which such individual attains age seventy and one-half (70-1/2). The vested interest in the Net Value of the Accounts of an Employee who is not a five-percent owner (as described in Section 416(i) of the Code) for the Plan Year ending in the calendar year in which such person attains age seventy and one-half (70-1/2) but who becomes a five-percent owner (as described in Section 416(i) of the Code) for a later Plan Year must be distributed or commence to be distributed no later than the first day of April following the last day of the calendar year that includes the last day of the first Plan Year for which such individual is a five-percent owner (as described in Section 416(i) of the Code).


         (c)      Subject  to  Section  7.1(d),   distributions  to  other  than
                  five-percent owners:


                  The vested interest in the Net Value of the Accounts of an Employee who is not a five-percent owner and who attained age seventy and one-half (70-1/2) prior to January 1, 1988, must be distributed or commence to be distributed no later than the first day of April following the calendar year in which occurs the later of: (i) his termination of employment or (ii) his attainment of age seventy and one-half (70-1/2).


                  Except as otherwise provided in the following paragraph, the vested interest in the Net Value of the Accounts of any Employee who attains age seventy and one-half (70-1/2) after December 31, 1987, must be distributed or commence to be distributed no later than the first day of April following the later of: (A) the 1989 calendar year or (B) the calendar year in which such individual attains age seventy and one-half (70-1/2).


                  Effective January 1, 1997, an Employee otherwise required to receive a distribution under the preceding paragraph, may elect to defer distribution of the Net Value of his Accounts to the date of his termination of employment.


                  Notwithstanding the foregoing, the vested interest in the Net Value of the Accounts of (I) any Employee who becomes a Participant on or after January 1, 1997 or (II) any Employee who attains age seventy and one-half (70-1/2) on or after January 1, 2001, must be distributed or commence to be distributed no later than the first day of April following the calendar year in which occurs the later of: (1) his termination of employment or (2) his attainment of age seventy and one-half (70-1/2).

                                 Article VIII--

                              Loans to Participants


8.1      Definitions and Conditions


         (a) For purposes of this Article VIII, the following terms and phrases shall have the meanings hereafter ascribed to them:


                  (i) "Borrower" means a Participant or a "Party in Interest" (as defined under Section 3(14) of ERISA) who maintains an Account, provided such Participant or Party in Interest is not receiving a benefit payment in accordance with the provisions of Section 7.5(d) or 7.7.


                  (ii) "Loan Account" means the separate, individual account established on behalf of a Borrower in accordance with the provisions of Section 8.4(d).


         (b) To the extent permitted under the provisions of this Article VIII and subject to the terms and conditions set forth herein, a Borrower may request a loan from his Accounts. Any loans made in accordance with this Article VIII shall not be subject to the provisions of Article VI.


8.2      Loan Amount


         Upon a finding by the Committee that all requirements hereunder have been met, a Borrower may request a loan from his Accounts in an amount up to the lesser of: (a) fifty percent (50%) of the Net Value as of the close of business on the date the loan is processed of the Before-Tax Contribution Account, vested Matching Contribution Account, Rollover Contribution Account and Discretionary Employer Contribution Account, or (b) fifty thousand dollars ($50,000), reduced by the highest outstanding loan balance during the preceding twelve (12) months. The minimum loan permitted shall be one thousand dollars ($1,000). For purposes of this Section 8.2, the Net Value of a Borrower's Accounts includes all outstanding loans within the Borrower's Loan Account under
         Section 8.4(d).


8.3      Term of Loan


         All loans shall be for a fixed term of not more than five (5) years, except that a loan which shall be used to acquire any dwelling which within a reasonable time is to be used as the principal residence of the Borrower, may, in the discretion of the Committee, be made for a term of not more than fifteen (15) years. Interest on a loan shall be based on a reasonable rate of interest. Such rate shall be the "prime rate" as set forth in the first publication of The Wall Street Journal issued during the month in which the Borrower requests the loan, rounded to the nearest quarter of one percent (1/4 of 1%), increased by one (1) percentage point. Such rate shall remain in effect until the Loan Account is closed.

8.4      Operational Provisions


         (a) An application for a loan shall be filed in the form and manner prescribed by the Committee and shall be subject to the fees, if any, set forth in Section 9.11. If the Committee shall approve such application, the Committee shall establish the amount of such loan and such loan shall be effected as of the Valuation Date next following receipt by the Trustee.


         (b)      The  amount  of  the  loan  shall  be  distributed   from  the
                  Investment Accounts in which the Borrower's Accounts are invested in the following order of priority:


                  (i)      Before-Tax Contribution Account;


                  (ii)     Rollover Contribution Account;


                  (iii)    vested Matching Contribution Account; and


                  (iv)     vested Discretionary Employer Contribution Account.


                  Distributions from each of the foregoing Accounts shall be made on a pro rata basis from among the Investment Accounts selected pursuant to Section 6.1.


         (c) The proceeds of a loan shall be distributed to the Borrower as soon as practicable after the Valuation Date as of which the loan is processed; provided, however, that the Borrower shall have satisfied such reasonable conditions as the Committee shall deem necessary, including, without limitation: (i) the delivery of an executed promissory note for the amount of the loan, including interest, payable to the order of the Trustee;
                  (ii) an assignment to the Plan of such Borrower's interest in his Accounts to the extent of such loan; and (iii) if the Borrower is actively employed by the Employer, an authorization to the Employer to make payroll deductions in order to repay his loan to the Plan. The aforementioned promissory note shall be duly acknowledged and executed by the Borrower and shall be held by the Trustee, or the Committee as agent for the Trustee, as an asset of the Borrower's Loan Account pursuant to subsection (d).


         (d) A Loan Account shall be established for each Borrower with an outstanding loan pursuant to this Article VIII. Each Loan Account shall be comprised of a Borrower's (i) executed promissory note and (ii) installment payments of principal and interest made pursuant to Section 8.5(a). Upon full payment and satisfaction of the outstanding Loan Account balance, a Borrower's promissory note shall be marked paid in full, returned to the Borrower, and his Loan Account thereupon closed.


         (e) As of each Valuation Date coincident with or next succeeding each payment of principal and interest on a loan, the then current balance of each Borrower's Loan Account shall be debited by the amount of such payment and such amount shall be transferred for investment in accordance with Section 8.5(c) to the appropriate Borrower's Account. If the Committee established a lien against the Borrower's Accounts pursuant to
                  Section 8.6(b), and foreclosure of such lien is deferred until the Borrower's Termination of Service pursuant to Section 8.6(b)(i), for each month that foreclosure of the lien is deferred, the then current balance of the Borrower's Loan Account shall be charged with interest on the unpaid principal and interest thereon.


         (f) No more than a maximum of two (2) loans shall be outstanding to any Borrower under this Article VIII at any time. The foregoing operational provisions of this Section 8.4 shall apply individually to each outstanding loan.


8.5      Repayments


         (a) If the Borrower is on the payroll of the Employer and unless otherwise agreed to by the Committee, repayments of loan principal, or the unpaid balance thereof, and interest thereon shall be made through payroll deductions. The first repayment shall be deducted as of the first payroll date occurring no later than three (3) weeks after the Committee submits the loan form for processing.


                  If the Borrower is not on the payroll of the Employer and unless otherwise agreed to by the Committee, repayments of loan principal, or the unpaid balance thereof, and interest thereon, shall be made in cash or cash equivalencies to the Employer in equal monthly installments for payment to his Loan Account.


         (b) Any amount repaid to the Plan by a Borrower with respect to a loan, including interest thereon, shall be invested as if such amount were a contribution to be invested in accordance with
                  Section 6.1.


         (c) With respect to each Borrower's Loan Account, any repayment of principal and interest made by a Borrower shall be credited, as of the Valuation Date coincident with or next succeeding such payment, to the Borrower's Accounts in the order of priority established under Section 8.4(b). No Account having a lesser degree of priority shall be credited until the Account having the immediately preceding degree of priority has been restored by an amount equal to that which had been borrowed from such Account.


         (d) A Borrower may prepay his entire loan, plus all interest accrued and unpaid thereon, as of any Valuation Date. A Borrower will not be permitted to make partial prepayments to his or her Loan Accounts.


         (e) In the event the Plan is terminated, the entire unpaid principal amount of the loan hereunder, together with any accrued and unpaid interest thereon, shall become immediately due and payable.

8.6      Default


         (a) If a Borrower fails to make any payment on any loan when due under this Article VIII, the entire unpaid principal amount of such loan, together with any accrued and unpaid interest thereon, shall be deemed in default and become due and payable ninety (90) days after the initial date of payment delinquency.


         (b) If a Borrower fails to make any payment on a loan and is deemed to be in default pursuant to subsection (a), the Committee shall establish a lien against the Borrower's Accounts in an amount equal to any unpaid principal and interest. The lien shall be foreclosed by applying the value of the Borrower's Loan Account (determined as of the next Valuation Date immediately following foreclosure) in satisfaction of said unpaid principal and interest as follows:


                  (i) if the Borrower is in the employment of the Employer, upon the Borrower's Termination of Service; or


                  (ii) if the Borrower is not in the employment of the Employer, immediately upon default.


                  Thereupon,   the  vested   interest  in  the  balance  of  the
                  Borrower's Accounts shall be distributed in accordance with the applicable provisions of the Plan.


         (c) The Committee may, in accordance with uniform rules established by it, restrict the right of any Borrower who has defaulted on a loan from the Plan to: (i) make withdrawals and/or loans from his Matching Contribution Account, Before-Tax Contribution Account, and/or Rollover Contribution Account and/or Discretionary Employer Contribution Account for a period not exceeding twelve (12) months or (ii) if the
                  Borrower is an Eligible Employee, authorize Before-Tax Contributions to be made on his behalf or make any other contributions to the Plan for a period not exceeding twelve
                  (12) months.


8.7      Coordination of Outstanding Account and Payment of Benefits


         (a)      If the Borrower has an outstanding  Loan Account and is either
                  (i) scheduled to receive or elects to receive a lump sum distribution in accordance with the provisions of Article VII, or (ii) scheduled to receive the last installment payment under a previous election made in accordance with the provisions of Article VII to receive payments in a form other than the normal form of benefit payments, then, at the time of the distribution or payment under clause (i) or (ii) above, the entire unpaid principal amount of the loan together with any accrued and unpaid interest thereon, shall become immediately due and payable. No Plan distribution, except as permitted under Section 7.2 or Section 7.3, shall be made to any Borrower unless and until such Borrower's Loan Account, including accrued interest thereunder, has been liquidated and closed. If a Borrower fails to pay the outstanding balance of his Loan Account hereunder, such loan shall be satisfied as if a default had occurred pursuant to Section 8.6.

         (b) Any reference in the Plan to the Net Value of a Borrower's Accounts available for distribution to any Borrower, shall mean the value after the satisfaction of the entire unpaid principal loan amount or amounts and any accrued, unpaid interest thereon, as provided in this Article VIII.

                                  Article IX--

                                 Administration


9.1      General Administration of the Plan


         The operation and administration of the Plan shall be subject to the management and control of the Named Fiduciaries designated by the Sponsoring Employer. The designation of such Named Fiduciaries, the terms of their appointment, and their duties and responsibilities allocated among them shall be as set forth in this Article IX. Any actions taken hereunder shall be conclusive and binding on Participants, Retired Participants, Employees, Beneficiaries and other persons, and shall not be overturned unless found to be arbitrary and capricious by a court of competent jurisdiction.


9.2      Designation of Named Fiduciaries


         The management and control of the operation and administration of the Plan shall be allocated in the following manner:


         (a) The Trustee as a Named Fiduciary shall perform those functions set forth in the Trust Agreement or the Plan that are assigned to the Trustee.


         (b) The Sponsoring Employer shall designate one or more individuals to serve as member(s) of an employee benefits Committee to perform those functions set forth in the Trust Agreement or the Plan that are assigned to such Committee.


         (c) The Sponsoring Employer shall designate one or more individuals to serve as Plan Administrator and to perform those functions set forth in the Trust Agreement or the Plan that are assigned to the Plan Administrator.


9.3      Responsibilities of Fiduciaries


         The  Named   Fiduciaries   shall  have  only  those   powers,   duties,
         responsibilities and obligations that are specifically allocated to them under the Plan or the Trust Agreement.


         To the extent permitted by ERISA, each Named Fiduciary may rely upon any direction, information or action of another Named Fiduciary or the Sponsoring Employer as being proper under the Plan or the Trust Agreement and is not required to inquire into the propriety of any such direction, information or action and no Named Fiduciary shall be responsible for any act or failure to act of another Named Fiduciary or the Sponsoring Employer.


         Neither the Named Fiduciaries nor the Employer guarantees the Trust Fund in any manner against investment loss or depreciation in asset value.

         The allocation of responsibility between the Trustee and the Sponsoring Employer may be changed by written agreement. Such reallocation shall be evidenced by Employer Resolutions and shall not be deemed an amendment to the Plan.


9.4      Plan Administrator


         The Sponsoring Employer shall designate the Sponsoring Employer, or one or more persons or a group of persons to act as Plan Administrator.


         The Plan Administrator shall have the power and responsibility to: (a) furnish summary plan descriptions, annual reports and other notifications and disclosure statements to Participants and Beneficiaries, (b) maintain records and addresses of Participants and Beneficiaries, (c) designate any independent qualified accountant required to act with respect to the Plan under ERISA, and (d) provide notification of determinations under the claim procedure of the Plan.


         Any person or persons designated as Plan Administrator shall serve until their successor or successors are designated and qualified. A Plan Administrator may resign upon written notice to the Sponsoring Employer or may be removed as Plan Administrator but only for a failure or inability, in the opinion of the Sponsoring Employer, of the Plan Administrator to carry out his responsibilities in an effective manner. Termination of employment with the Employer shall terminate designation as Plan Administrator.


         The Plan Administrator is designated as the Plan's agent for the service of legal process.


9.5      Committee


         The members of the Committee designated by the Sponsoring Employer under Section 9.2(b) shall serve for such term(s) as the Sponsoring Employer shall determine and until their successors are designated and qualified. The term of any member of the Committee may be renewed from time to time without limitation as to the number of renewals. Any member of the Committee may (a) resign upon at least sixty (60) days written notice to the Sponsoring Employer or (b) be removed from office but only for his failure or inability, in the opinion of the Sponsoring Employer, to carry out his responsibilities in an effective manner. Termination of employment with the Employer shall be deemed to give rise to such failure or inability.


         The powers and duties allocated to the Committee shall be vested jointly and severally in its members. Notwithstanding specific instructions to the contrary, any instrument or document signed on behalf of the Committee by any member of the Committee may be accepted and relied upon by the Trustee as the act of the Committee. The Trustee shall not be required to inquire into the propriety of any such action taken by the Committee nor shall they be held liable for any actions taken by them in reliance thereon.


         The Sponsoring Employer may, pursuant to Employer Resolutions, change the number of individuals comprising the Committee, their terms of office or other conditions of their incumbency provided that there shall be at all times at least one individual member of the Committee. Any such change shall not be deemed an amendment to the Plan.

9.6      Powers and Duties of the Committee


         The Committee shall have authority to perform all acts it may deem necessary or appropriate in order to exercise the duties and powers imposed or granted by ERISA, the Plan, the Trust Agreement or any Employer Resolutions. Such duties and powers shall include, but not be limited to, the following:


         (a) Power to Construe - Except as otherwise provided in the Trust Agreement, the Committee shall have the power to construe the provisions of the Plan and to determine any questions which may arise thereunder.


         (b) Power to Make Rules and Regulations - The Committee shall have the power to make such reasonable rules and regulations as it may deem necessary or appropriate to perform its duties and exercise its powers. Such rules and regulations shall include, but not be limited to, those governing (i) the manner in which the Committee shall act and manage its own affairs, (ii) the procedures to be followed in order for Employees or Beneficiaries to claim benefits, and (iii) the procedures to be followed by Participants, Beneficiaries or other persons entitled to benefits with respect to notifications, elections, designations or other actions required by the Plan or ERISA. All such rules and regulations shall be applied in a uniform and nondiscriminatory manner.


         (c) Powers and Duties with Respect to Information - The Committee shall have the power and responsibility:


                  (i) to obtain such information as shall be necessary for the proper discharge of its duties;


                  (ii) to furnish to the Employer, upon request, such reports as are reasonable and appropriate;


                  (iii) to receive, review and retain periodic reports of the financial condition of the Trust Fund; and


                  (iv) to receive, collect and transmit to the Trustee all information required by the Trustee in the administration of the Accounts of the Employee as contemplated in Section 9.7.


         (d) Power of Delegation - The Committee shall have the power to delegate fiduciary responsibilities (other than trustee responsibilities defined under Section 405(c)(3) of ERISA) to one or more persons who are not members of the Committee. Unless otherwise expressly indicated by the Sponsoring Employer, the Committee must reserve the right to terminate such delegation upon reasonable notice.

         (e) Power of Allocation - Subject to the written approval of the Sponsoring Employer, the Committee shall have the power to allocate among its members specified fiduciary responsibilities (other than trustee responsibilities defined under Section 405(c)(3) of ERISA). Any such allocation shall be in writing and shall specify the persons to whom such allocation is made and the terms and conditions thereof.


         (f) Duty to Report - Any member of the Committee to whom specified fiduciary responsibilities have been allocated under subsection (e) shall report to the Committee at least annually. The Committee shall report to the Sponsoring Employer at least annually regarding the performance of its responsibilities as well as the performance of any persons to whom any powers and responsibilities have been further delegated.


         (g) Power to Employ Advisors and Retain Services - The Committee may employ such legal counsel, enrolled actuaries, accountants, pension specialists, clerical help and other persons as it may deem necessary or desirable in order to fulfill its responsibilities under the Plan.


9.7      Certification of Information


         The Committee shall certify to the Trustee on such periodic or other basis as may be agreed upon, relevant facts regarding the establishment of the Accounts of an Employee, periodic contributions with respect to such Accounts, investment elections and modifications thereof and withdrawals and distributions therefrom. The Trustee shall be fully protected in maintaining individual Account records and in administering the Accounts of the Employee on the basis of such certifications and shall have no duty of inquiry or otherwise with respect to any transactions or communications between the Committee and Employees relating to the information contained in such certifications.


9.8      Authorization of Benefit Payments


         The Committee shall forward to the Trustee any application for payment of benefits within a reasonable time after it has approved such application. The Trustee may rely on any such information set forth in the approved application for the payment of benefits to the Participant, Beneficiary or any other person entitled to benefits.


9.9      Payment of Benefits to Legal Custodian


         Whenever, in the Committee's opinion, a person entitled to receive any benefit payment is a minor or deemed to be physically, mentally or legally incompetent to receive such benefit, the Committee may direct the Trustee to make payment for his benefit to such individual or institution having legal custody of such person or to his legal representative. Any benefit payment made in accordance with the provisions of this Section 9.9 shall operate as a valid and complete discharge of any liability for payment of such benefit under the provisions of the Plan.

9.10     Service in More Than One Fiduciary Capacity


         Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan, regardless of whether any such person is an officer, employee, agent or other representative of a party in interest.


9.11     Payment of Expenses


         The Employer will pay the ordinary administrative expenses of the Plan and compensation of the Trustee. The Employer will also pay origination and annual maintenance fees associated with loans.


         The Employer may, if determined by the Committee, charge Employees all or part of the reasonable expenses associated with withdrawals and other distributions, or Account transfers.

                                   Article X--

                            Benefit Claims Procedure

10.1     Definition


         For purposes of this Article X, "Claimant" shall mean any Participant, Beneficiary or any other person entitled to benefits under the Plan or his duly authorized representative.


10.2     Claims


         A Claimant may file a written claim for a Plan benefit with the Plan Administrator on the appropriate form to be supplied by the Plan Administrator. The Plan Administrator shall, in its sole and absolute discretion, review the Claimant's application for benefits and determine the disposition of such claim.


10.3     Disposition of Claim


         The Plan Administrator shall notify the Claimant as to the disposition of the claim for benefits under this Plan within ninety (90) days after the appropriate form has been filed unless special circumstances require an extension of time for processing. If such an extension of time is required, the Plan Administrator shall furnish written notice of the extension to the Claimant prior to the termination of the initial ninety (90) day period. The extension notice shall indicate the special circumstances requiring the extension of time and the date the Plan Administrator expects to render a decision. In no event shall such extension exceed a period of one hundred-eighty (180) days from the receipt of the claim.


10.4     Denial of Claim


         If a claim for benefits under this Plan is denied in whole or in part by the Plan Administrator, a notice written in a manner calculated to be understood by the Claimant shall be provided by the Plan Administrator to the Claimant and such notice shall include the following:


         (a) a statement that the claim for the benefits under this Plan has been denied;


         (b) the specific reasons for the denial of the claim for benefits, citing the specific provisions of the Plan which set forth the reason or reasons for the denial;


         (c) a description of any additional material or information necessary for the Claimant to perfect the claim for benefits under this Plan and an explanation of why such material or information is necessary; and


         (d) appropriate information as to the steps to be taken if the Claimant wishes to appeal such decision.

10.5     Inaction by Plan Administrator


         A claim for benefits shall be deemed to be denied if the Plan Administrator shall not take any action on such claim within ninety
         (90) days after receipt of the application for benefits by the Claimant or, if later, within the extended processing period established by the Plan Administrator by written notice to the Claimant, in accordance with Section 10.3.


10.6     Right to Full and Fair Review


         A Claimant who is denied, in whole or in part, a claim for benefits under the Plan may file an appeal of such denial. Such appeal must be made in writing by the Claimant or his duly authorized representative and must be filed with the Committee within sixty (60) days after receipt of the notification under Section 10.4 or the date his claim is deemed to be denied under Section 10.5. The Claimant or his representative may review pertinent documents and submit issues and comments in writing.


10.7     Time of Review


         The Committee, independent of the Plan Administrator, shall conduct a full and fair review of the denial of claim for benefits under this Plan to a Claimant within sixty (60) days after receipt of the written request for review described in Section 10.6; provided, however, that an extension, not to exceed sixty (60) days, may apply in special circumstances. Written notice shall be furnished to the Claimant prior to the commencement of the extension period.


10.8     Final Decision


         The Claimant shall be notified in writing of the final decision of such full and fair review by such Committee. Such decision shall be written in a manner calculated to be understood by the Claimant, shall state the specific reasons for the decision and shall include specific references to the pertinent Plan provisions upon which the decision is based. In no event shall the decision be furnished to the Claimant later than sixty (60) days after the receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within one hundred-twenty (120) days after receipt of such request for review.

                                  Article XI--

                     Amendment, Termination, and Withdrawal


11.1     Amendment and Termination


         The Employer expects to continue the Plan indefinitely, but specifically reserves the right, in its sole and absolute discretion, at any time, by appropriate action of the Board, to terminate its Plan or to amend, in whole or in part, any or all of the provisions of the Plan. Subject to the provisions of Section 13.7, no such amendment or termination shall permit any part of the Trust Fund to be used for or diverted to purposes other than for exclusive benefit of Participants, Beneficiaries or other persons entitled to benefits, and no such amendment or termination shall reduce the interest of any Participant, Beneficiary or other person who may be entitled to benefits, without his consent. In the event of a termination or partial termination of the Plan, or upon complete discontinuance of contributions under the Plan, the Accounts of each affected Participant shall become fully vested and shall be distributable in accordance with the provisions of
         Article VII. In the event of a complete termination of the Plan, the Accounts of each affected Participant shall become fully vested and may alternatively be distributable as a lump sum distribution within seven
         (7) days of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation indicating the Participant's distribution date.


         If any amendment changes the vesting schedule, any Participant who has three (3) or more Years of Service may, by filing a written request with the Employer, elect to have his vested percentage computed under the vesting schedule in effect prior to the amendment.


         The period during which the Participant may elect to have his vested percentage computed under the prior vesting schedule shall commence with the date the amendment is adopted and shall end on the latest of:


         (a)      sixty (60) days after the amendment is adopted;


         (b)      sixty (60) days after the amendment becomes effective; or


         (c) sixty (60) days after the Participant is issued written notice of the amendment from the Employer.


11.2     Withdrawal from the Trust Fund


         An Employer may withdraw its Plan from the Trust Fund in accordance with and subject to the provisions of the Trust Agreement.

                                  Article XII--

                            Top-Heavy Plan Provisions

12.1     Introduction


         Any other provisions of the Plan to the contrary notwithstanding, the provisions contained in this Article XII shall be effective with respect to any Plan Year in which this Plan is a Top-Heavy Plan, as hereinafter defined.


12.2     Definitions


         For purposes of this Article XII, the following words and phrases shall have the meanings stated herein unless a different meaning is plainly required by the context.


         (a) "Account," for the purpose of determining the Top-Heavy Ratio, means the sum of (i) a Participant's Accounts as of the most recent Valuation Date and (ii) an adjustment for contributions due as of the Determination Date.


         (b) "Determination Date" means, with respect to any Plan Year, the last day of the preceding Plan Year. With respect to the first Plan Year, "Determination Date" means the last day of such Plan Year.


         (c) "Five-Percent Owner" means, if the Employer is a corporation, any Employee who owns (or is considered as owning within the meaning of Section 318 of the Code modified by Section 416(i)(1)(B)(iii) of the Code) more than five percent (5%) of the value of the outstanding stock of, or more than five percent (5%) of the total combined voting power of all the stock of, the Employer. If the Employer is not a corporation, a Five-Percent Owner means any Employee who owns more than five percent (5%) of the capital or profits interest in the Employer.


         (d) "Key Employee" means any Employee or former Employee (or, where applicable, such person's Beneficiary) in the Plan who, at any time during the Plan Year containing the Determination Date or any of the preceding four (4) Plan Years, is: (i) an Officer having Top-Heavy Earnings from the Employer of greater than fifty percent (50%) of the dollar limitation in effect under Section 415(b)(1)(A) of the Code; (ii) one of the ten
                  (10) Employees having Top-Heavy Earnings from the Employer of more than the dollar limitation in effect under Section 415(c)(1)(A) of the Code and owning (or considered as owning within the meaning of Section 318 of the Code modified by
                  Section 416(i)(1)(B)(iii) of the Code) both more than a one-half of one percent (1/2%) interest in value and the largest interests in the value of the Employer; (iii) a Five-Percent Owner of the Employer; or (iv) a One-Percent Owner of the Employer having Top-Heavy Earnings from the Employer greater than one hundred fifty thousand dollars ($150,000). For purposes of computing the Top-Heavy Earnings in subsections (d)(i), (d)(ii) and (d)(iv), the aggregation rules of Sections 414(b), (c), (m) and (o) of the Code shall apply.

         (e) "Non-Key Employee" means an Employee or former Employee (or, where applicable, such person's Beneficiary) who is not a Key Employee.


         (f) "Officer" means an Employee who is an administrative executive in the regular and continued service of his Employer; any Employee who has the title but not the authority of an officer shall not be considered an Officer for purposes of this
                  Article XII. Similarly, an Employee who does not have the title of an officer but has the authority of an officer shall be considered an Officer. For purposes of this Article XII, the maximum number of Officers that must be taken into consideration shall be determined as follows: (i) three (3), if the number of Employees is less than thirty (30); (ii) ten percent (10%) of the number of Employees, if the number of Employees is between thirty (30) and five hundred (500); or
                  (iii) fifty (50), if the number of Employees is greater than five hundred (500). In determining such limit, the term "Employer" shall be determined in accordance with Sections 414(b), (c), (m) and (o) of the Code and "Employee" shall include Leased Employees and exclude employees described in
                  Section 414(q)(5) of the Code.


         (g) "One-Percent Owner" means, if the Employer is a corporation, any Employee who owns (or is considered as owning within the meaning of Section 318 of the Code modified by Section 416(i)(1)(B)(iii) of the Code) more than one percent (1%) of the value of the outstanding stock of, or more than one percent (1%) of the total combined voting power of all the stock of, the Employer. If the Employer is not a corporation, a One-Percent Owner means any Employee who owns more than one percent (1%) of the capital or profits interest in the Employer.


         (h) A "Permissive Aggregation Group" consists of one or more plans of the Employer that are part of a Required Aggregation Group, plus one or more plans that are not part of a Required Aggregation Group but that satisfy the requirements of
                  Sections 401(a)(4) and 410 of the Code when considered together with the Required Aggregation Group. If two (2) or more defined benefit plans are included in the aggregation group, the same actuarial assumptions must be used with respect to all such plans in determining the Present Value of Accrued Benefits.


         (i) "Present Value of Accrued Benefits" shall be determined in accordance with the actuarial assumptions set forth in the defined benefit plan and the assumed benefit commencement date shall be determined taking into account any nonproportional subsidy. The accrued benefit of any Employee shall be determined under the method used for accrual purposes for all plans of the Employer, or if no such method is described, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Section 411(b)(1)(C) of the Code.


         (j) "Related Rollover Contributions" means rollover contributions received by the Plan that are not initiated by the Employee nor made from another plan maintained by the Employer.

         (k) A "Required Aggregation Group" consists of each plan of the Employer (whether or not terminated) in which a Key Employee participates or participated at any time during the Plan Year containing the Determination Date or any of the four (4) preceding Plan Years and each other plan of the Employer (whether or not terminated) which enables any plan in which a Key Employee participates or participated to meet the requirements of Section 401(a)(4) or 410 of the Code. If two
                  (2) or more defined benefit plans are included in the aggregation group, the same actuarial assumptions must be used with respect to all such plans in determining the Present Value of Accrued Benefits.


         (l)      A "Super  Top-Heavy Plan" means a Plan in which,  for any Plan
                  Year:


                  (i) the Top-Heavy Ratio (as defined under subsection (o)) for the Plan exceeds ninety percent (90%) and the Plan is not part of any Required Aggregation Group (as defined under subsection (k)) or Permissive Aggregation Group (as defined under subsection (h)); or


                  (ii) the Plan is a part of a Required Aggregation Group (but is not part of a Permissive Aggregation Group) and the Top-Heavy Ratio for the group of plans exceeds ninety percent (90%); or


                  (iii) the Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds ninety percent (90%).


         (m) "Top-Heavy Earnings" means, for any year, compensation as defined under Section 414(q)(4) of the Code, up to a maximum of one hundred sixty thousand dollars ($160,000) for the 1997, 1998 and 1999 Plan Years and one hundred seventy thousand dollars ($170,000) for the 2000 and 2001 Plan Years, adjusted in multiples of ten thousand dollars ($10,000) for increases in the cost-of-living, as prescribed by the Secretary of the Treasury under Section 401(a)(17)(B) of the Code. With respect to Plan Years commencing prior to January 1, 1997, in determining Top-Heavy Earnings, the rules of Section 414(q)(6) of the Code applied except that the term "family" included only the Spouse and those lineal descendants of the Employee who had attained age nineteen (19) before the close of the Plan Year.


         (n)      A "Top-Heavy Plan" means a Plan in which, for any Plan Year:


                  (i) the Top-Heavy Ratio (as defined under subsection (o)) for the Plan exceeds sixty percent (60%) and the Plan is not part of any Required Aggregation Group (as defined under subsection (k)) or Permissive Aggregation Group (as defined under subsection (h)); or

                  (ii) the Plan is a part of a Required Aggregation Group but is not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds sixty percent (60%); or


                  (iii) the Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%).


         (o)      "Top-Heavy Ratio" means:


                  (i) if the Employer maintains one or more qualified defined contribution plans and the Employer has not maintained any qualified defined benefit plans which during the five (5) year period ending on the Determination Date have or have had accrued benefits, the Top-Heavy Ratio for the Plan alone or for the Required Aggregation Group or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the Account balances under the aggregated defined contribution plan or plans for all Key Employees as of the Determination Date, including any part of any Account balance distributed in the five (5) year period ending on the Determination Date but excluding distributions attributable to Related Rollover Contributions, if any, and the denominator of which is the sum of all Account balances under the aggregated qualified defined contribution plan or plans for all Participants as of the Determination Date, including any part of any Account balance distributed in the five (5) year period ending on the Determination Date but excluding distributions attributable to Related Rollover Contributions, if any, determined in accordance with Section 416 of the Code and the regulations thereunder.


                  (ii) if the Employer maintains one or more qualified defined contribution plans and the Employer maintains or has maintained one or more qualified defined benefit plans which during the five (5) year period ending on the Determination Date have or have had any accrued benefits, the Top-Heavy Ratio for any Required Aggregation Group or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the Account balances under the aggregated qualified defined contribution plan or plans for all Key Employees, determined in accordance with (i) above, and the sum of the Present Value of Accrued Benefits under the aggregated qualified defined benefit plan or plans for all Key Employees as of the Determination Date, and the denominator of which is the sum of the Account balances under the aggregated qualified defined contribution plan or plans determined in accordance with (i) above, for all Participants and the sum of the Present Value of Accrued Benefits under the aggregated qualified defined benefit plan or plans for all Participants as of the Determination Date, all determined in accordance with Section 416 of the Code and the regulations thereunder. The accrued benefits under a qualified defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are adjusted for any distribution of an accrued benefit made in the five (5) year period ending on the Determination Date.

                  (iii) For purposes of (i) and (ii) above, the value of Account balances and the Present Value of Accrued Benefits will be determined as of the most recent Valuation Date that falls within the twelve (12) month period ending on the Determination Date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second Plan Years of a qualified defined benefit plan. The Account balances and Present Value of Accrued
                           Benefits of a Participant (A) who is a Non-Key Employee but who was a Key Employee in a prior year, or (B) who has not been credited with at least an Hour of Service with any employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder. When aggregating plans, the value of Account balances and the Present Value of Accrued Benefits will be calculated with reference to the Determination Date that falls within the same calendar year.


         (p) "Valuation Date", for the purpose of computing the Top-Heavy Ratio (as defined under subsection (o)) under subsections (l) and (n) means the last date of the Plan Year.


         For purposes of subsections (h), (j) and (k), the rules of Sections 414(b), (c), (m) and (o) of the Code shall be applied in determining the meaning of the term "Employer".


12.3     Minimum Contributions


         If the Plan becomes a Top-Heavy Plan, then any provision of Article III to the contrary notwithstanding, the following provisions shall apply:


         (a) Subject to subsection (b), the Employer shall contribute on behalf of each Participant who is employed by the Employer on the last day of the Plan Year and who is a Non-Key Employee an amount with respect to each Top-Heavy year which, when added to the amount of Special Contributions, Discretionary Employer Contributions and Forfeitures made on behalf of such Participant, shall not be less than the lesser of: (i) three percent (3%) of such Participant's Section 415 Compensation (as defined under Section 3.12(a)(vii) of the Plan and modified by Section 401(a)(17) of the Code), or (ii) if the Employer has no defined benefit plan which is designated to satisfy Section 416 of the Code, the largest of the total of each Key Employee's Matching Contributions, Before-Tax Contributions, Special Contributions, Discretionary Employer Contributions and Forfeitures, as a percentage of each such Key Employee's Top-Heavy Earnings; provided, however, that in no event shall any contributions be made under this Section
                  12.3 in an amount which will cause the percentage of contributions made by the Employer on behalf of any Participant who is a Non-Key Employee to exceed the percentage at which contributions are made by the Employer on behalf of the Key Employee for whom the percentage of the total of Matching Contributions, Before-Tax Contributions, Special Contributions, Discretionary Employer Contributions and Forfeitures, is highest in such Top-Heavy year. Any such contribution shall be allocated to the Matching Contribution Account of each such Participant and, for purposes of vesting and withdrawals only, shall be deemed to be a Matching Contribution. Any such contribution shall not be deemed to be a Matching Contribution for any other purpose.


         (b) Notwithstanding the foregoing, this Section 12.3 shall not apply to any Participant to the extent that such Participant is covered under any other plan or plans of the Employer (determined in accordance with Sections 414(b), (c), (m) and
                  (o) of the Code) and such other plan provides that the minimum allocation or benefit requirement will be met by such other plan should this Plan become Top-Heavy. If such other plan does not provide for a minimum allocation or benefit requirement, a minimum of five percent (5%) of a Participant's
                  Section 415 Compensation, as defined in Section 12.3(a) above, shall be provided under this Plan.


         (c) For purposes of this Article XII, the following shall be considered as a contribution made by the Employer:


                  (i)      Qualified Nonelective Contributions;


                  (ii) Matching Contributions made by the Employer on behalf of Key Employees;


                  (iii) Before-Tax Contributions made by the Employer on behalf of Key Employees; and


                  (iv) Discretionary Employer Contributions made by the Employer on behalf of Key Employees and Non-Key Employees.


         (d) Subject to the provisions of subsection (b), all Non-Key Employee Participants who are employed by the Employer on the last day of the Plan Year shall receive the defined contribution minimum provided under subsection (a). A Non-Key Employee may not fail to accrue a defined contribution minimum merely because such Employee was excluded from participation or failed to accrue a benefit because (i) his Compensation is less than a stated amount, or (ii) he failed to make Before-Tax Contributions or (iii) he completed less than one thousand (1,000) Hours of Service.


12.4     Impact on Section 415 Maximum Benefits


         For any Plan Year, prior to January 1, 2000, in which the Plan is a Super Top-Heavy Plan, Sections 3.12(a)(iv) and (v) shall be read by substituting the number 1.0 for the number 1.25 wherever it appears therein.


         For any Plan Year in which the Plan is a Top-Heavy Plan but not a Super Top-Heavy Plan, the Plan shall be treated as a Super Top-Heavy Plan under this Section 12.4, unless each Non-Key Employee who is entitled to a minimum contribution or benefit receives an additional minimum contribution or benefit. If the Non-Key Employee is entitled to a minimum contribution under Section 12.3(a), the Plan shall not be treated as a Super Top-Heavy Plan under this Section 12.4 if the minimum contribution satisfies Section 12.3(a) when four percent (4%) is substituted for three percent (3%) in Section 12.3(a)(i). If the Non-Key Employee is entitled to a minimum contribution under Section 12.3(b), the Plan shall not be treated as a Super Top-Heavy Plan under this Section 12.4, if the minimum contribution satisfies Section 12.3(b) when seven and one-half percent (7-1/2%) is substituted for five percent (5%).


12.5     Vesting


         If the Plan becomes a Top-Heavy Plan, then, notwithstanding Section 4.1(c), the Vested Percentage of a Participant who has at least one (1) Hour of Service with the Employer after the Plan becomes Top-Heavy shall not be less than the following Vested Percentage of his accrued benefit, determined in accordance with the following table:


                  Year of Service                        Vested Percentage
                  ---------------                        -----------------
                  Less than 2 years                               0%
                  2 years but less than 3 years                  20%
                  3 years but less than 4 years                  40%
                  4 years but less than 5 years                  60%
                  5 years but less than 6 years                  80%
                  6 years or more                               100%

         Notwithstanding the foregoing provision, each Participant with at least three (3) Years of Service with the Employer shall at all times have his vested percentage computed under the greater of the provisions of this Section 12.5 or the provisions of Section 4.1(c).


         For those Plan Years in which the Plan ceases to be a Top-Heavy Plan, the vesting schedule shall be determined in accordance with the provisions of Section 4.1(c), except that the vested percentage of a Participant's accrued benefit before the Plan ceased to be a Top-Heavy Plan shall not be reduced.

                                 Article XIII--

                            Miscellaneous Provisions


13.1     No Right to Continued Employment


         Neither the establishment of the Plan, nor any provisions of the Plan or of the Trust Agreement establishing the Trust Fund nor any action of any Named Fiduciary, Plan Administrator or the Employer, shall be held or construed to confer upon any Employee any right to a continuation of his employment by the Employer. The Employer reserves the right to dismiss any Employee or otherwise deal with any Employee to the same extent and in the same manner that it would if the Plan had not been adopted.


13.2     Merger, Consolidation, or Transfer


         The Plan shall not be merged or consolidated with, nor transfer its assets or liabilities to, any other plan unless each Employee, Participant, Beneficiary and other person entitled to benefits under the Plan, would (if such other plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive if the Plan had terminated immediately before the merger, consolidation or transfer.


13.3     Nonalienation of Benefits


         Except, effective August 5, 1997, to the extent of any offset of a Participant's benefits as a result of any judgment, order, decree or settlement agreement provided in Section 401(a)(13)(C) of the Code, benefits payable under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, garnish, execute, levy or otherwise affect any right to benefits payable hereunder, shall be void. Notwithstanding the foregoing, the Plan shall permit the payment of benefits in accordance with a qualified domestic relations order as defined under Section 414(p) of the Code.


13.4     Missing Payee


         Any other provision in the Plan or Trust Agreement to the contrary notwithstanding, if the Trustee is unable to make payment to any Employee, Participant, Beneficiary or other person to whom a payment is due ("Payee") under the Plan because the identity or whereabouts of such Payee cannot be ascertained after reasonable efforts have been made to identify or locate such person (including mailing a certified notice of the payment due to the last known address of such Payee as shown on the records of the Employer), such payment and all subsequent payments otherwise due to such Payee shall be forfeited twenty-four
         (24) months after the date such payment first became due. However, such payment and any subsequent payments shall be reinstated retroactively, without interest, no later than sixty (60) days after the date on which the Payee is identified and located.

13.5     Affiliated Employers


         All employees of all Affiliated Employers shall, for purposes of the limitations in Article XII and for measuring Hours of Service and Periods of Service, be treated as employed by a single employer. No employee of an Affiliated Employer shall become a Participant of this Plan unless employed by the Employer or an Affiliated Employer which has adopted the Plan.


13.6     Successor Employer


         In the event of the dissolution, merger, consolidation or reorganization of the Employer, the successor organization may, upon satisfying the provisions of the Trust Agreement and the Plan, adopt and continue this Plan. Upon adoption, the successor organization shall be deemed the Employer with all its powers, duties and responsibilities and shall assume all Plan liabilities.


13.7     Return of Employer Contributions


         Any other provision of the Plan or Trust Agreement to the contrary notwithstanding, upon the Employer's request and with the consent of the Trustee, a contribution to the Plan by the Employer which was (a) made by mistake of fact, or (b) conditioned upon initial qualification of the Plan with the Internal Revenue Service, or (c) conditioned upon the deductibility by the Employer of such contributions under Section 404 of the Code, shall be returned to the Employer within one (1) year after: (i) the payment of a contribution made by mistake of fact, or
         (ii) the denial of such qualification or (iii) the disallowance of the deduction (to the extent disallowed), as the case may be.


         Any such return shall not exceed the lesser of (A) the amount of such contributions (or, if applicable, the amount of such contribution with respect to which a deduction is denied or disallowed) or (B) the amount of such contributions net of a proportionate share of losses incurred by the Plan during the period commencing on the Valuation Date as of which such contributions are made and ending on the Valuation Date as of which such contributions are returned. All such refunds shall be limited in amount, circumstances and timing to the provisions of
         Section 403(c) of ERISA.


13.8     Adoption of Plan by Affiliated Employer


         An Affiliated Employer of the Sponsoring Employer may adopt the Plan and Trust Agreement upon satisfying the requirements set forth in the Trust Agreement. Upon such adoption, such Affiliated Employer shall become a Participating Affiliate in the Plan, which Plan shall be deemed a "single plan" within the meaning of Income Tax Regulations
         Section 1.414(l)-1(b)(1).

         For purposes of Article IX, Employer shall mean only the Sponsoring Employer and each Participating Affiliate shall be deemed to accept and designate the Named Fiduciaries, Committee, Plan Administrator and voter of Trust Fund units designated by the Sponsoring Employer to act on its behalf in accordance with the provisions of the Plan and Trust Agreement.


         The Sponsoring Employer shall solely exercise for and on behalf of such Participating Affiliate the powers reserved to the Employer under Articles IX and XI. However, such Participating Affiliate may at anytime terminate its future participation in the Plan for the purposes and in the manner set forth in the Trust Agreement.


13.9     Construction of Language


         Wherever appropriate in the Plan, words used in the singular may be read in the plural; words used in the plural may be read in the singular; and words importing the masculine gender shall be deemed equally to refer to the female gender. Any reference to a section number shall refer to a section of this Plan, unless otherwise indicated.


13.10    Headings


         The  headings  of  articles  and  sections  are  included   solely  for
         convenience of reference, and if there be any conflict between such headings and the text of the Plan, the text shall control.


13.11    Governing Law


         The Plan shall be governed by and construed and enforced in accordance with the laws of the State of New York, except to the extent that such laws are preempted by the Federal laws of the United States of America.



IN WITNESS WHEREOF, pursuant to resolutions of the Board of Directors of Atlantic Liberty Savings Bank, F.A., duly adopted on November 21, 2000, and the authorization contained therein, the Plan, as herein revised to include changes required by the Internal Revenue Service and conforming technical and administrative revisions, is hereby executed.


                                         ATLANTIC LIBERTY SAVINGS BANK, F.A.


                                               By:      Barry M. Donohue
                                                  ----------------------------

                                               Title:   President & CEO
                                                     -------------------------

                                               Date:    April 25, 2001
                                                    --------------------------

                              AMENDMENT NUMBER ONE


                                       TO


                         ATLANTIC LIBERTY SAVINGS, F.A.


                               401(k) SAVINGS PLAN


Pursuant to Section 11.1 of Atlantic Liberty Savings, F.A. 401(k) Savings Plan ("Plan"), the Plan is amended as follows, effective as of the dates set forth therein:


          ARTICLE 111 - Section 3.1 shall be amended in its entirety to read as follows:


          The Employer shall make on behalf of the employee (as withheld) (client added) Before-Tax Contributions for each payroll period in an amount equal to the amount by which a Participant's Compensation has been reduced with respect to such period under his Compensation Reduction Agreement. Commencing October 23, 2001, the Employer shall make Before-Tax Contributions for each Plan Year in an amount equal to the amount by which a Participant's Compensation has been reduced with respect to such year under his Compensation Reduction Agreement. Subject to the limitations set forth in Sections 3.2 and 3.12, the amount of reduction authorized by the Eligible Employee shall be whole percentages and/or fractions thereof of Compensation and shall not be less than one percent (1%) nor greater than ten percent (10%). Commencing January 1, 2002, subject to the limitations set forth in Sections 3.2 and 3.12, the amount of reduction authorized by the Eligible Employee shall be whole percentages and/or fractions thereof of annual Compensation and shall not be less than one percent (1%) nor greater than twenty percent (20%) of annual Compensation. The Before-Tax Contributions made on behalf of a Participant shall be credited to such Participant's Before-Tax Contribution Account and shall be invested in accordance with Article VI of the Plan.


                                    (1 of 1)

                              AMENDMENT NUMBER TWO

                                       TO

                         ATLANTIC LIBERTY SAVINGS, F.A.

                               401(k) SAVINGS PLAN


Pursuant to Section 11.1 of the Atlantic Liberty Savings, F.A. 401(k) Savings Plan as Amended and Restated Effective December 1, 1999, Including Provisions Effective Retroactive to January 1, 1997 and through January 1, 2001 ("Plan"), the Plan is amended, effective as of January 1, 1998:



1. INTRODUCTION - The third sentence of the sixth paragraph of the Introduction shall be amended in its entirety to read as follows:


     These earlier, retroactive provisions comply with all Internal Revenue Service legislation and regulations issued to date addressing tax-qualified plans, including the Uniformed Services Employment and Reemployment Rights Act of 1994, the Uruguay Round Agreements Act, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the Restructuring and Reform Act of 1998 and the Community Renewal Tax Relief Act of 2000 (commonly referred to as GUST II).


2. ARTICLE I - The second sentence of the first paragraph of Section 1.14, the definition of "Compensation," shall be amended in its entirety to read as follows:


     Base compensation shall include salary, Before-Tax Contributions, wages and wage continuation payments to an Employee who is absent due to illness or disability of a short-term nature, the amount of any Employer contributions under a flexible benefits program maintained by the Employer under Section 125 of the Code pursuant to a salary reduction agreement entered into by the Participant under Section 125 of the Code, and effective January 1, 1998, elective amounts that are not includable in the gross income of an Employee by reason of Section 132(f)(4) of the Code, and shall exclude overtime, commissions, expense allowances, severance pay, fees, bonuses, contributions (other than Before-Tax Contributions) made by the Employer to the Plan, and contributions made by the Employer to any other pension, insurance, welfare, or other employee benefit plan.


3. ARTICLE I - The second sentence of the second paragraph of Section 1.14, the definition of "Compensation," shall be amended in its entirety to read as follows:


     Compensation shall include commissions, compensation based on profits, overtime, bonuses, wage continuation payments to an Employee absent due to illness or disability of a short-term nature, the amount of any Employer contributions under a flexible benefits program maintained by the Employer under Section 125 of the Code pursuant to a salary reduction agreement entered into by the Participant under Section 125 of the Code, and elective amounts that are not includable in the gross income of the Employee by reason of Section 132(f)(4) of the Code, amounts paid or reimbursed by the Employer for Employee moving expenses (to the extent not deductible by the Employee), and the value of any nonqualified stock option granted to an Employee by the Employer (to the extent includable in gross income for the year granted).

                                    (1 of 3)

4. ARTICLE I - Subsection (B) of the second paragraph of Section 1.30, the definition of "Highly Compensated Employee," shall be amended in its entirety to read as follows:


     (B) any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includable in the gross income of the Employee by reason of Section 125, 132(f)(4) or 457 of the Code.



5. ARTICLE I - Subsection (a)(i) of the second sentence of Section 1.33, the definition of "Leased Employee," shall be amended in its entirety to read as follows:


     (i) a nonintegrated Employer contribution rate of at least ten percent (10%) of compensation, as defined in Section 415(c)(3) of the Code, however, including amounts contributed pursuant to a compensation reduction agreement which are excludable from the employee's gross income under
     Section 125, Section 402(e)(3), Section 402(h)(1)(B) or Section 403(b) of the Code, and effective January 1, 1998, including elective amounts that are excludable from the gross income of an Employee by reason of Section 132(f)(4) of the Code;



6. ARTICLE III - Section 3.12(a)(vii) shall be amended by adding the following new paragraph to the end thereof to read as follows:


     For purposes of this Section 3.12(a)(vii), effective for Limitation Years commencing on or after January 1, 1998, for purposes of applying the Limitations described in this Section 3.12, Compensation paid or made available during such Limitation Years shall include elective amounts that are not includable in the gross income of an Employee by reason of Section 132(f)(4) of the Code.



                                    (2 of 3)

             IN WITNESS WHEREOF, Atlantic Liberty Savings Bank, F.A. has caused this Amendment to be executed this ____ day of ________________, 200_ pursuant to the authority granted in resolutions duly adopted by the Board of Directors on November 21, 2000.

                                        ATLANTIC LIBERTY SAVINGS BANK, F.A.

                                        By: ______________________________



                                        Title: ___________________________




                                    (3 of 3)